As filed with the SEC on March 4, 2004.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09010

TRANSAMERICA INVESTORS, INC.

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

John K. Carter, Esq. P.O. Box 5068, Clearwater, Florida 33758-5068

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 - December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1:	Report(s) to Shareholders. The Annual Report is attached.

I am pleased to present the 2003 Annual Report for the Transamerica Premier Funds, which had an excellent year. Across the board, our equity funds, Transamerica Premier Balanced Fund and the equity-sensitive Transamerica Premier High Yield Bond Fund posted double-digit gains. Transamerica Premier Bond Fund delivered a one year total return in excess of its benchmark, the Lehman Brothers U.S. Government/Credit Index. Also, Transamerica Premier Cash Reserve was consistently one of the higher-yielding money market funds in the country based on the Wall Street Journal Quarterly Mutual-Funds Review.

Throughout the year, we positioned the funds for an economic recovery with enough power to lift corporate profitability and boost investor confidence in equities. Although it took several months longer than we anticipated for this to occur, by mid-year the stock market was well on its way to an exceptionally strong year, aided by historically low interest rates, federal tax cuts and tax incentives that stimulated consumer and business spending.

Rising corporate profits also gave a boost to the corporate bond market, which outperformed government securities by a wide margin. Once again, we anticipated this development. Overweighting corporate bonds – and within the corporate sector, industries that stood to benefit disproportionately from economic recovery – helped our bond portfolios outperform the broader bond market and their benchmarks.

In other significant developments, we changed the name and investment parameters of Transamerica Premier Aggressive Growth Fund, now Transamerica Premier Focus Fund. The fund’s new guidelines, which took effect in the second quarter of the year, permit greater flexibility in the pursuit of long-term capital growth and helped it outperform its benchmark, the Standard and Poor’s 500 Composite Stock Index, with a one-year total return of 39.54%.

We also took additional steps during 2003 to protect the interests of shareholders. For instance, with an eye toward maintaining high-quality service while controlling administrative fees, we hired a new transfer agent. In addition, we instituted a short-term redemption fee designed to discourage market timing in the funds, a practice that can be detrimental to the interests of shareholders (like ourselves) who have made long-term commitments to the funds. As investors and portfolio managers who seek superior returns over periods of three to five years, we are opposed philosophically and as a practical matter to investors who use the funds as tools for short-term gains.

Finally, on behalf of your portfolio managers and all of us at Transamerica, I want to thank you for your continued support of the Premier Funds.

Sincerely,

Gary U. Rollé

President

page	1	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND

Co-Portfolio Managers: Daniel J. Prislin, Gary U. Rollé, Portfolio Manager: Jeffrey S. Van Harte

Market Environment

Held back by inconclusive data on the economy and the war with Iraq, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) lost ground early in the year, then began a dramatic rebound that lasted through year-end. Tax cuts for individuals, tax incentives for business, and low interest rates teamed up to keep consumer spending going strong while capital spending by businesses slowly increased. By the final calendar quarter, corporate earnings showed marked improvement. The S&P 500 rose more than 28%, and of 62 industries within the index, all but eight posted double-digit total returns for the year.

Performance

For the year ended December 31, 2003, Transamerica Premier Core Equity Fund returned 25.93%. By comparison its benchmark, the S&P 500 returned 28.67%.

Strategy Review

Reflecting the broad nature of the market rebound, the portfolio garnered gains across a wide variety of industries. As always, we selected higher-quality companies with skilled management teams that were positioned to benefit from broad, favorable trends. For instance, we began the year with a sizable exposure to companies that can outperform in a global industrial recovery, such as building products companies, engineering firms, and basic materials providers. We also favored businesses enacting cost controls and/or paying down debt; moves that can lead to greater free cash flow and/or higher earnings when revenues rise.

All of these themes, strong management, good positioning, industrial recovery and corporate restructuring, played out well, as can be seen in the portfolio’s largest contributors to total return. For example, the stock of SkillSoft PLC, an online education and training company with highly focused and capable management, appreciated more than 200%. To some extent, this extraordinary gain was due to investors renewed appetite for anything related to the Internet and technology. But we believe the company has more going for it than near-term investor sentiment. In this “global industrial recovery” category were Caterpillar Inc., which benefited in 2003 from growing worldwide demand for construction machinery; and PACCAR Inc. (“PACCAR”), a manufacturer of heavy trucks. PACCAR’s stock price jumped 89%, as a stronger economy led truck companies to begin renewing their fleets.

Finally, providing a great example of the benefits of corporate restructuring was RadioShack Corporation. This nationwide consumer electronics retailer reaped the benefit of stricter financial discipline imposed over the past few years by a relatively new chief financial officer. An intense focus on existing-store productivity, profitability and return on invested capital yielded higher free cash flow and a 65% gain in the stock during 2003.

As you might expect in a year of broad-based market gains, a few of our holdings detracted from results and only one, Investment Technology Group, Inc. (“ITG”) was truly a disappointment. ITG, which provides specialty securities trading software for large-volume traders, saw its business slump in the weak market conditions of early 2003. Realizing we had misjudged the strength of its competition and the effects that lower trading volumes overall would have on its bottom line, we sold the stock.

ITG is classified as a diversified financial services company. The loss in this stock, combined with relative underweightings in the rapidly appreciating semiconductor and communications equipment industries, were the primary reasons for the portfolio’s underperformance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CORE EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	25.93%	1.91%	2.73%

Class A (NAV)	25.79%	1.82%	3.31%

Class A (POP)	19.19%	0.73%	2.30%

S&P 500 Index(1)	28.67%	–0.57%	1.62%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.
*	Investor Class — March 31, 1998. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	2

TRANSAMERICA PREMIER CORE EQUITY FUND

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value

COMMON STOCKS — 89.0%
Aerospace — 0.2%
Lockheed Martin Corporation	1,000	$51

Amusement & Recreation Services — 1.0%
MGM MIRAGE[a]	7,000	263

Apparel & Accessory Stores — 2.7%
TJX Companies, Inc. (The)	31,500	695

Automotive — 7.7%
BorgWarner, Inc.	6,000	510
Delphi Corporation	30,000	306
Gentex Corporation	5,000	221
Harley-Davidson, Inc.	10,000	475
PACCAR Inc.	5,250	447

		1,959

Business Services — 6.0%
Clear Channel Communications, Inc.	15,000	702
First Data Corporation	10,000	411
Interpublic Group of Companies, Inc. (The)[a]	26,500	413

		1,526

Commercial Banks — 3.8%
Morgan Chase & Co. (J.P.)	15,000	551
State Street Corporation	3,000	156
Wells Fargo & Company	4,500	265

		972

Communication — 7.1%
Cox Communications, Inc. — Class Aa	21,000	723
Echostar Communications Corporation — Class Aa	13,000	442
Liberty Media Corporation — Class Aa	35,500	422
Viacom, Inc. — Class B	5,000	222

		1,809

Communications Equipment — 1.5%
QUALCOMM Incorporated	7,000	378

Computer & Data Processing Services — 4.7%
BARRA, Inc.	5,000	177
GTECH Holdings Corporation	9,000	445
Microsoft Corporation	8,000	220
SkillSoft PLC — ADR[a]	41,000	355

		1,197

Computer & Office Equipment — 2.3%
Diebold, Incorporated	6,000	323
Western Digital Corporation[a]	22,000	259

		582

Construction — 1.9%
Jacobs Engineering Group Inc.[a]	10,000	480

Educational Services — 0.7%
DeVRY Inc.[a]	7,000	176

	Shares	Market Value

Electronic & Other Electric Equipment — 1.7%
Hubbell Incorporated — Class B	10,000	$441

Electronic Components & Accessories — 1.3%
Intel Corporation	10,000	322

Holding & Other Investment Offices — 3.4%
Plum Creek Timber Company, Inc.	29,000	883

Industrial Machinery & Equipment — 8.9%
American Standard Companies Inc.[a]	3,000	302
Caterpillar, Inc.	8,000	664
Donaldson Company, Inc.	5,000	296
Graco Inc.	700	28
Illinois Tool Works Inc.	7,000	587
Kennametal Inc.	10,000	398

		2,275

Insurance — 2.6%
Berkshire Hathaway Inc. — Class Ba	100	282
WellPoint Health Networks Inc.[a]	4,000	388

		670

Insurance Agents, Brokers & Service — 1.4%
Willis Group Holdings Limited	10,500	358

Lumber & Other Building Materials — 1.2%
Lowe's Companies, Inc.	5,500	305

Management Services — 2.2%
ServiceMaster Company (The)	49,000	571

Manufacturing Industries — 1.0%
Mattel, Inc.	13,000	251

Medical Instruments & Supplies — 1.6%
Zimmer Holdings, Inc.[a]	6,000	422

Paperboard Containers & Boxes — 1.9%
Packaging Corporation of America	22,000	481

Personal Services — 2.8%
Weight Watchers International, Inc.[a]	19,000	729

Pharmaceuticals — 2.8%
Amgen Inc.[a]	7,000	433
Genentech, Inc.[a]	3,000	281

		714

Printing & Publishing — 2.5%
American Greetings Corporation — Class Aa	10,000	219
McGraw-Hill Companies, Inc. (The)	6,000	420

		639

Radio, Television & Computer Stores — 1.4%
RadioShack Corporation	12,000	368

Railroads — 1.5%
Union Pacific Corporation	5,500	382

Restaurants — 2.1%
IHOP Corp.	14,000	540

See notes to financial statements

page	3	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER CORE EQUITY FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value

Retail Trade — 2.1%
Staples, Inc.[a]	19,500	$532

Security & Commodity Brokers — 0.4%
BlackRock, Inc.	2,000	106

Transportation & Public Utilities — 2.1%
Expeditors International of Washington, Inc.	14,000	527

Trucking & Warehousing — 2.6%
United Parcel Service, Inc. — Class B	9,000	671

Variety Stores — 1.0%
Wal-Mart Stores, Inc.	5,000	265

Wholesale Trade Durable Goods — 0.9%
Grainger (W.W.), Inc.	5,000	237

Total Common Stocks
(cost: $19,160)		22,777

Total Investments — 89.0%
(cost: $19,160)*		22,777
Other Assets Less Liabilities — 11.0%		2,821

Net Assets — 100.0%		$25,598

a No dividends were paid during the preceding twelve months.

ADR – American Depositary Receipt

* Aggregate cost for Federal tax purposes is $19,183. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,749 and $155 respectively. Net unrealized appreciation for tax purposes is $3,594.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	4

TRANSAMERICA PREMIER EQUITY FUND

Lead Portfolio Manager: Jeffrey S. Van Harte, Portfolio Managers: Daniel J. Prislin, Gary U. Rollé

Market Environment

After a disappointing start, U.S. equity markets began a broad rally in March that ultimately embraced all but a few industries. Initially, the rebound was fueled primarily by anticipation of a stronger economy and earnings improvements. Much of corporate America has spent the past several years cutting operating costs and removing debt from its balance sheet. As the economic expansion picked up steam, investors expected to see the fruits of this corporate restructuring, in the form of more revenues flowing to the bottom line.

By the final quarter of the year, earnings by and large met or exceeded expectations. Investors concluded that corporate profitability had finally turned the proverbial corner, and the market surged. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) rose for the year, led by industries associated with electronics, the Internet and telecommunications and, to a lesser extent, by economically sensitive industries like metals and mining, hotels/restaurants, and automobiles.

Performance

For the year ended December 31, 2003, Transamerica Premier Equity Fund returned 30.70%. By comparison its benchmark, the S&P 500 returned 28.67%.

Strategy Review

When selecting securities, we look for businesses benefiting from broad secular trends. We stress substantial free cash flow and skilled management that effectively utilizes capital to enhance return on investment. We also look for a reasonably attractive entry price relative to a stock’s appreciation potential. We have rarely found technology and telecommunications related companies that meet all these criteria. However, the few that did made the cut in recent years were among the portfolio’s largest contributors to performance in 2003, thanks to the market’s enthusiasm for technology and our concentrated positions. They included QUALCOMM Incorporated (“QUALCOMM”), a manufacturer of communications equipment; Expedia, Inc., an online travel-booking enterprise; and semiconductor chip maker Intel Corporation. Each is a good example of our investment strategy.

For instance, QUALCOMM makes computer chips used in wideband code division multiple access (“CDMA”) based telecommunications devices such as Samsung Electronics Co., Ltd. cell phones. We began purchasing shares at attractive prices when the market was concerned about QUALCOMM’s inconsistent earnings from quarter to quarter. More recently, QUALCOMM exceeded earnings expectations, largely on the strength of demand for its chips. In addition, it is generally accepted at this point that providers of the technology for Global System for Mobile communications (“GSM”) (i.e., most European wireless providers) will migrate to wideband CDMA technology, opening up an enormous market for QUALCOMM’s products.

A large overweighting in, and good selection of, media companies helped performance as well. We are particularly pleased with our investment in XM Satellite Radio Inc (“XM”). Via satellite, XM delivers to a customer’s home or car a large number and variety of radio channels and a very clear signal, all for just $10 per month. The company has few competitors, since the number of available satellite spots is very limited. We purchased the stock in mid-year on signs of weakness. Since then, the price has risen sharply as XM’s unique business and improving balance sheet came to Wall Street’s attention.

At the other end of the performance spectrum were grocery store chain Safeway Inc. (“Safeway”) and credit card issuer MBNA Corporation (“MBNA”). At Safeway, poor management decisions compounded a less than favorable environment for food retailers. As for MBNA, we sold our shares, as we became concerned about the growing consumer credit bubble that could eventually lead to slower growth and asset quality problems. As borne out in the bear market of 2000-2002, excess liquidity leads to poor capital allocation. This area of the economy is of concern to us.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER EQUITY FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	30.70%	–1.34%	10.85%

Class A (NAV)	30.46%	–1.60%	0.01%

Class A (POP)	23.61%	–2.65%	–0.96%

S&P 500 Index(1)	28.67%	–0.57%	9.85%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.
*	Investor Class — October 2, 1995. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

page	5	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value
COMMON STOCKS — 99.8%
Apparel & Accessory Stores — 2.2%
TJX Companies, Inc. (The)	170,000	$3,749

Business Services — 8.7%
First Data Corporation	200,000	8,218
Moody's Corporation	110,000	6,661

		14,879

Chemicals & Allied Products — 3.8%
Praxair, Inc.	170,000	6,494

Commercial Banks — 6.7%
Northern Trust Corporation	135,000	6,267
State Street Corporation	100,000	5,208

		11,475

Communication — 15.4%
Cox Communications, Inc. — Class Aa	205,000	7,062
Echostar Communications Corporation — Class Aa	200,000	6,800
Liberty Media Corporation — Class Aa	500,000	5,945
XM Satellite Radio Holdings Inc.[a]	250,000	6,589

		26,396

Communications Equipment — 5.7%
QUALCOMM Incorporated	180,000	9,707

Computer & Data Processing Services — 4.3%
Microsoft Corporation	265,000	7,298

Drug Stores & Proprietary Stores — 2.6%
Walgreen Co.	120,000	4,366

Electronic Components & Accessories — 1.9%
Intel Corporation	100,000	3,220

Fabricated Metal Products — 3.5%
Gillette Company (The)	160,000	5,877

Hotels & Other Lodging Places — 2.7%
Marriott International, Inc. — Class A	100,000	4,620

Insurance — 4.3%
WellPoint Health Networks Inc.[a]	75,000	7,274

Management Services — 3.3%
Paychex, Inc.	150,000	5,580

Medical Instruments & Supplies — 2.1%
Zimmer Holdings, Inc.[a]	50,000	3,520

Personal Services — 2.5%
Weight Watchers International, Inc.[a]	109,000	4,182

Pharmaceuticals — 10.7%
Allergan, Inc.	80,000	6,145
Genentech, Inc.[a]	80,000	7,486
Pfizer Inc.	130,000	4,593

		18,224

Retail Trade — 4.8%
Staples, Inc.[a]	300,000	8,190

	Shares	Market Value
Transportation & Public Utilities — 6.6%
Expeditors International of Washington, Inc.	175,000	$6,590
InterActiveCorp[a]	135,712	4,605

		11,195

Trucking & Warehousing — 4.4%
United Parcel Service, Inc. — Class B	100,000	7,455

Variety Stores — 3.6%
Wal-Mart Stores, Inc.	115,000	6,101

Total Common Stocks
(cost: $130,163)		169,802

Total Investments — 99.8%
(cost: $130,163)*		169,802
Other Assets Less Liabilities — 0.2%		302

Net Assets — 100.0%		$170,104

a No dividends were paid during the preceding twelve months.

* Aggregate cost for Federal tax purposes is $131,763. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $38,985 and $946 respectively. Net unrealized appreciation for tax purposes is $38,039.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	6

TRANSAMERICA PREMIER FOCUS FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad, Daniel J. Prislin

Market Environment

After three years of dismal performance, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) made an impressive showing in the year ended December 31, 2003. With the war in Iraq and rising unemployment levels weighing on investor confidence, the S&P 500 got off to a poor start then rallied vigorously in the spring. Setting off the rally were a decisive outcome in Iraq, federal tax cuts, consistently low interest rates, and high levels of consumer spending. Combined with three years of corporate belt-tightening, these trends fostered expectations that corporate profitability would soon increase. In particular, investors looked for better earnings at companies in economically sensitive industries (e.g., metals and mining) and in beaten-down technology-related industries — for example, semiconductors and Internet services. As a result, many lower-quality stocks jumped to the top of the market. By the fourth quarter, the long-sought uptick in earnings materialized, and the S&P 500 made a strong finish, gaining in a single quarter what it has often gained in an entire year.

Performance

For the year ended December 31, 2003, Transamerica Premier Focus Fund, formerly Transamerica Premier Aggressive Growth Fund, returned 39.54%. By comparison its benchmark, the S&P 500 returned 28.67%.

Strategy Review

The portfolio received new parameters during 2003 that broadened its investment universe. Thus, even while eschewing most of the high-volatility stocks that led the market advance, the portfolio significantly outperformed the S&P 500.

The portfolio’s new investment guidelines, instituted in the second quarter of the year, permit us greater flexibility in the pursuit of long-term capital growth. For instance, we may invest in a broader range of core and growth equities, some of which may be aggressive growth stocks. Cash levels may rise as high as 40% of assets while we seek out appropriate investment opportunities. We generally must concentrate the portfolio in twenty or fewer of our “best ideas,” and we divest securities in favor of new opportunities once they reach our estimate of fair value.

The portfolio’s market-beating performance this year can be attributed to concentrated positions that magnified good results for stocks the portfolio owned before the change in name and investment policy as well as several securities purchased thereafter. Among the earlier investments that contributed heavily to the bottom line were SkillSoft PLC, a major competitor in the world of online training and education; Genentech, Inc., a developer and manufacturer of biological pharmaceuticals; and Echostar Communications Corporation, a leading provider of satellite television services. Top-performing newer investments included GTECH Holdings Corporation, which designs and operates lottery systems; The ServiceMaster Company, a nationwide network of home services centers; and XM Satellite Radio Inc., which provides customers with a large number and variety of crystal-clear radio signals. Diverse as they are, all of these companies have several attributes in common. They have strong or rapidly improving balance sheets and cash-generating power. They have solid, defensible market positions. Also, they possess management teams that know how to effectively allocate resources and capital to create wealth for shareholders.

One “idea” that has not as yet worked out to our satisfaction is Weight Watchers International Inc. (“Weight Watchers”), the provider of diet programs and foods. While in the midst of transitioning to a new “points” system, Weight Watchers saw its membership drop as Americans embraced the new low-carbohydrate diet craze. In our view, the company and stock still have considerable growth potential. Weight Watchers has a history of innovations that successfully attract new members and, near-term problems notwithstanding, is a major competitor in a fast-growth industry.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER FOCUS FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	39.54%	–0.87%	12.46%

Class A (NAV)	39.72%	–0.94%	3.65%

Class A (POP)	32.38%	–2.01%	2.63%

S&P 500 Index(1)	28.67%	–0.57%	5.10%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.
*	Investor Class — June 30, 1997. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

page	7	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER FOCUS FUND

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value
COMMON STOCKS — 83.2%
Apparel & Accessory Stores — 5.7%
TJX Companies, Inc. (The)	240,200	$5,296

Business Services — 3.5%
Interpublic Group of Companies, Inc. (The)[a]	210,000	3,276

Chemicals & Allied Products — 3.7%
Praxair, Inc.	90,000	3,438

Communication — 10.2%
Echostar Communications Corporation — Class Aa	110,000	3,740
Liberty Media Corporation — Class Aa	315,000	3,745
XM Satellite Radio Holdings Inc.[a]	75,000	1,977

		9,462

Computer & Data Processing Services — 14.0%
GTECH Holdings Corporation	100,000	4,949
Microsoft Corporation	93,400	2,572
SkillSoft PLC — ADR[a]	630,000	5,450

		12,971

Electronic & Other Electric Equipment — 2.9%
Gemstar-TV Guide International, Inc.[a]	535,000	2,702

Holding & Other Investment Offices — 1.2%
Plum Creek Timber Company, Inc.	37,500	1,142

Insurance — 4.8%
WellPoint Health Networks Inc.[a]	46,500	4,510

Management Services — 9.5%
ServiceMaster Company (The)	760,000	8,854

Personal Services — 8.7%
Weight Watchers International, Inc.[a]	210,000	8,058

Pharmaceuticals — 10.2%
Allergan, Inc.	46,400	3,564
Genentech, Inc.[a]	25,000	2,339
Pfizer Inc.	102,200	3,611

		9,514

	Shares	Market Value
Restaurants — 4.8%
IHOP Corp.	115,000	$4,425

Transportation & Public Utilities — 4.0%
Expeditors International of Washington, Inc.	100,000	3,766

Total Common Stocks
(cost: $62,606)		77,414

Total Investments — 83.2%
(cost: $62,606)*		77,414
Other Assets Less Liabilities — 16.8%		15,640

Net Assets — 100.0%		$93,054

a No dividends were paid during the preceding twelve months.

ADR – American Depositary Receipt

* Aggregate cost for Federal tax purposes is $62,606. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,696 and $888 respectively. Net unrealized appreciation for tax purposes is $14,808.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	8

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Co-Portfolio Managers: Christopher J. Bonavico, Kenneth F. Broad

MARKET ENVIRONMENT

Historically, as the U.S. economy has entered the early stages of economic expansion, small- and mid-cap growth stocks have outperformed the equity market as a whole. The year ended December 31, 2003, was no exception. While evidence of more rapid economic growth mounted and corporate earnings reports improved, the Russell 2500 Growth Index (“Russell 2500”) leaped 46.31%, compared to a 28.67% advance for the Standard and Poor’s 500 Composite Stock Index. A look beneath the surface of the Russell 2500 shows that the year’s leading industries were either economically sensitive (e.g., metals and mining and utilities) or full of high-flying, volatile (i.e., high-Beta) stocks that had been beaten down in prior years. This included wireless telecommunications and any industry related to computers, electronics and the Internet.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Premier Growth Opportunities Fund returned 33.88%. By comparison its benchmark, the Russell 2500 returned 46.31%.

STRATEGY REVIEW

Even though the portfolio owned few high-Beta stocks and was underweighted in nine of the year’s ten leading industries, it nonetheless generated 33.88%. A relative lack of high-flying Internet stocks was at least partially offset by our concentrated approach, which magnified the impact of double- and triple-digit gains in the stocks from a wide variety of other industries. Among the top contributors were SkillSoft PLC (“SkillSoft”) (online training), RadioShack Corporation (“RadioShack”) (specialty retail), XM Satellite Radio Inc. (media), Gentex Corporation (auto parts) and GTECH Holdings Corporation (lottery systems).

As always, the portfolio comprised stocks of high-quality companies with strong balance sheets and cash-generating power. These companies have the ability to gain market share, focus on growing end markets, and enhance assets. Also, they possess management teams with the acumen to effectively allocate resources and capital and thereby create wealth for shareholders. A prime example is online training and education company SkillSoft, the portfolio’s top-performing holding for the year. We hold SkillSoft’s management team in high regard. Conservative and intensely focused on executing their business plan, they have done an impressive job of consolidating their position in the education and training industry, which is rapidly moving in their direction of online delivery.

Another example of outstanding management executing well is RadioShack. This specialty retailer of consumer electronics (e.g., wireless communications, electronic parts, batteries, accessories and other digital technology products) was struggling before new management took over the helm a few years ago. Management has imposed greater financial discipline, reining in expansion efforts and focusing on the profitability and productivity of RadioShack’s existing stores. The strategy is paying off handsomely, in the form of higher free cash flow and enhanced return on invested capital.

Only one stock, Investment Technology Group, Inc. (“ITG”) significantly detracted from performance for the year. ITG is a provider of specialized software for large-volume securities traders. While we continue to believe in the quality of the company’s management, it is fair to say that we overestimated the strength of trading volumes and underestimated the intensity of competition in the industry. Realizing that ITG’s profits were deteriorating, we sold the stock early in the year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

WITH THE RUSSELL 2500 GROWTH INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	33.88%	4.07%	16.82%

Class A (NAV)	34.10%	3.97%	8.33%

Class A (POP)	27.06%	2.86%	7.28%

Russell 2500 Index(1)	46.31%	3.83%	4.54%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth value. The Russell 2500 Growth Index measures the performance of the 2500 smallest companies (approximately 17%) in the Russell 3000 Index (and index composed of the 3,000 largest U.S. companies by market capitalization, representing approximately 98% of the U.S. equity market). You cannot invest directly in an Index.
*	Investor Class — June 30, 1997. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

page	9	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value
COMMON STOCKS — 96.9%
Automotive — 5.4%
Gentex Corporation	125,000	$5,520

Business Credit Institutions — 4.7%
Financial Federal Corporation[a]	160,000	4,888

Business Services — 3.5%
Moody's Corporation	60,000	3,633

Communication — 7.0%
Global Payments Inc.	80,000	3,770
XM Satellite Radio Holdings Inc.[a]	130,000	3,427

		7,197

Computer & Data Processing Services — 13.6%
BARRA, Inc.	51,600	1,831
GTECH Holdings Corporation	120,000	5,939
SkillSoft PLC — ADR[a]	710,500	6,146

		13,916

Educational Services — 4.5%
DeVRY Inc.[a]	185,000	4,649

Electronic & Other Electric Equipment — 2.9%
Gemstar-TV Guide International, Inc.[a]	590,000	2,980

Industrial Machinery & Equipment — 1.5%
Graco Inc.	37,800	1,516

Management Services — 5.9%
ServiceMaster Company (The)	525,000	6,116

Oil & Gas Extraction — 5.3%
EOG Resources, Inc.	118,000	5,448

Paper & Allied Products — 2.3%
Pactiv Corporation[a]	100,000	2,390

Paperboard Containers & Boxes — 5.1%
Packaging Corporation of America	240,000	5,246

Personal Services — 5.2%
Weight Watchers International, Inc.[a]	140,000	5,372

Pharmaceuticals — 5.2%
Techne Corporation[a]	142,500	5,384

Radio, Television & Computer Stores — 4.9%
RadioShack Corporation	165,000	5,062

Restaurants — 4.5%
IHOP Corp.	119,500	4,598

Security & Commodity Brokers — 4.6%
BlackRock, Inc.	90,000	4,780

	Shares	Market Value

Transportation & Public Utilities — 10.8%
C.H. Robinson Worldwide, Inc.	130,000	$4,927
Expeditors International of Washington, Inc.	165,000	6,214

		11,141

Total Common Stocks
(cost: $70,788)		99,836

Total Investments — 96.9%
(cost: $70,788)*		99,836
Other Assets Less Liabilities — 3.1%		3,239

Net Assets — 100.0%		$103,075

a No dividends were paid during the preceding twelve months.

ADR – American Depository Receipts

* Aggregate cost for Federal tax purposes is $70,797. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $29,345 and $306 respectively. Net unrealized appreciation for tax purposes is $29,039.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	10

TRANSAMERICA PREMIER BALANCED FUND

Lead Equity Portfolio Manager: Gary U. Rollé, Lead Fixed Income Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Jeffrey S. Van Harte

MARKET ENVIRONMENT

After three years of dismal results, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) advanced 28.67% in the twelve months ended December 31, 2003. Driving the advance were a rapidly improving economy, year-over-year gains in corporate profits and earnings and, increasingly, a weak U.S. dollar. For the bond markets, the signs of a stronger economy led to mixed results. In the expectation that faster economic growth may lead to higher interest rates, Treasury yields rose, pushing prices down. Conversely, more robust profits meant credit improvements for corporations; corporate bonds outperformed Treasuries as their yields moved closer to Treasury yields. High-yield bonds and investment-grade bonds in industries that were beaten down in 2002 chalked up the biggest gains. The Lehman Brothers U.S. Government/Credit Index (“LB Gov’t./Credit”) climbed 4.67%.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Premier Balanced Fund returned 23.20%. By comparison its primary benchmark, the S&P 500 and its secondary benchmark, the LB Gov’t./Credit returned 28.67% and 4.67%, respectively.

STRATEGY REVIEW

The portfolio outperformed its blended benchmark, a 60%/40% blend of the S&P 500 and the LB Gov’t/Credit, which returned 19.07%. We attribute the superior results to an active asset allocation strategy, market-beating individual stock selections, and an overweighting in certain high-performing sectors of the corporate bond market.

We began the year with a moderate overweighting in equities (i.e., 63% stocks and 37% bonds and cash) that became increasingly more aggressive as we gained confidence in the economic recovery; our stock allocation was close to 70% throughout the second half of the year. This worked to the portfolio’s advantage as stocks surged.

Another effective strategy was our emphasis on industries and companies that stood to benefit from global industrial recovery. Nine of the ten stocks that made the largest contributions to performance fit this theme, and all but two of the top contributors posted gains well in excess of the S&P 500’s return. At the head of that list were PACCAR Inc. (heavy truck manufacturing), Intel Corporation (“Intel”) (semiconductors), and Caterpillar Inc. (construction machinery). All experienced increases in demand as a result of the U.S. economic recovery. For instance, Intel, best known for semiconductor chips used in personal computers, also serves the communications, military, and industrial automation industries. Demand for its products was particularly strong in Asia.

The portfolio’s bond portfolio outperformed the LB Gov’t./Credit by a wide margin. Key reasons for this were a small but diversified investment in higher-quality high-yield bonds, the year’s best-performing bond market, and above-average exposure to corporate bonds. As the gap between corporate and Treasury yields narrowed, the resulting outperformance for corporate bonds cushioned the portfolio against rising Treasury yields. Within the corporate sector, we initially stressed investments in telecommunications, utility and media companies, areas that had been pummeled in 2002. Later, once valuations on those sectors became commensurate with their level of risk, we took profits there and reinvested in cyclical industries like metals and mining and, to a lesser extent, other basic materials. At the same time, we reduced the portfolio’s duration (i.e., its sensitivity to interest rate changes), yet another reason why the fixed income portion of the portfolio finished the year well ahead of its fixed-income index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TRANSAMERICA PREMIER BALANCED FUND

WITH S&P 500 INDEX AND LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	23.20%	5.98%	13.10%

Class A (NAV)	22.91%	5.64%	7.20%

Class A (POP)	16.46%	4.51%	6.15%

S&P 500 Index(1)	28.67%	–0.57%	9.85%

Lehman Brothers U.S. Government/Credit Index(1)	4.67%	6.66%	7.28%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The Lehman Brothers U.S. Government/Credit Index is a broad — based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index. You cannot invest directly in an Index.
*	Investor Class — October 2, 1995. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

page	11	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

			Principal Amount	Market Value
U.S. GOVERNMENT OBLIGATIONS — 8.4%
U.S. Treasury Bond
	5.38%	02/15/2031	$2,300	$2,399
U.S. Treasury Notes
	4.38%	05/15/2007	2,250	2,383
	2.63%	05/15/2008	2,600	2,562
	3.13%	10/15/2008	2,500	2,496
	5.75%	08/15/2010	3,500	3,925
	5.00%	02/15/2011	1,000	1,074
	3.63%	05/15/2013	990	952
	4.25%	11/15/2013	1,000	999

Total U.S. Government Obligations
(cost: $16,584)				16,790

CORPORATE DEBT SECURITIES — 18.3%
Amusement & Recreation Services — 0.4%
MGM MIRAGE
	6.00%	10/01/2009	700	723

Automotive — 0.1%
Hyundai Motor Company Limited — 144Ac
	5.30%	12/19/2008	250	251

Beverages — 1.1%
Bottling Group, LLC
	2.45%	10/16/2006	1,100	1,096
Cia Brasileira de Bebidas — 144Ac
	8.75%	09/15/2013	150	160
Coca-Cola Enterprises Inc.
	2.50%	09/15/2006	1,000	998

				2,254

Business Credit Institutions — 1.4%
eircom Funding
	8.25%	08/15/2013	300	334
Ford Motor Credit Company
	6.70%	07/16/2004	1,000	1,026
Textron Financial Corporation
	2.69%	10/03/2006	1,500	1,491

				2,851

Chemicals & Allied Products — 0.9%
Dow Chemical Company (The)
	5.25%	05/14/2004	1,500	1,516
Nalco Company — 144Ac
	7.75%	11/15/2011	300	323

				1,839

Commercial Banks — 2.0%
Abbey National PLC[d]
	7.35%	10/29/2049	1,000	1,104
HSBC Capital Funding LP — 144Ab,c
	10.18%	12/31/2049	1,000	1,470
Mellon Bank, NA
	7.00%	03/15/2006	300	332
Standard Chartered PLC — 144Ac
	8.00%	05/30/2031	1,000	1,212

				4,118

			Principal Amount	Market Value
Communication — 0.7%
Echostar DBS Corporation — 144Ac
	5.75%	10/01/2008	$350	$356
Liberty Media Corporation
	5.70%	05/15/2013	500	507
Viacom Inc.
	7.75%	06/01/2005	500	541

				1,404

Computer & Office Equipment — 0.5%
Hewlett-Packard Company
	5.50%	07/01/2007	1,000	1,082

Electric Services — 0.3%
TXU Energy Company LLC
	7.00%	03/15/2013	500	554

Electric, Gas & Sanitary Services — 0.1%
PG&E Corporation — 144Ac
	6.88%	07/15/2008	215	234

Food & Kindred Products — 0.6%
Campbell Soup Company
	6.90%	10/15/2006	1,000	1,116

Furniture & Fixtures — 0.5%
Lear Corporation
	7.96%	05/15/2005	1,000	1,075

Health Services — 0.3%
HCA Inc.
	7.13%	06/01/2006	500	542

Holding & Other Investment Offices — 0.6%
EOP Operating Limited Partnership
	8.38%	03/15/2006	1,000	1,120

Hotels & Other Lodging Places — 0.2%
Park Place Entertainment Corporation
	7.00%	04/15/2013	300	322

Insurance — 1.1%
St. Paul Companies, Inc. (The)
	5.75%	03/15/2007	1,000	1,081
WellPoint Health Networks Inc.
	6.38%	06/15/2006	1,000	1,091

				2,172

Insurance Agents, Brokers & Service — 0.5%
MetLife, Inc.
	3.91%	05/15/2005	1,000	1,029

Lumber & Wood Products — 0.6%
Nexfor Inc.
	8.13%	03/20/2008	1,000	1,148

Metal Mining — 0.5%
Rio Tinto Finance (USA) Limited
	5.75%	07/03/2006	1,000	1,078

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	12

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

		Principal Amount	Market Value
Motion Pictures — 0.9%
News Corporation Limited (The)
7.75%	12/01/2045	$1,000	$1,187
Time Warner Inc.
9.13%	01/15/2013	500	636

			1,823

Oil & Gas Extraction — 0.6%
Nexen Inc.
7.88%	03/15/2032	1,000	1,214

Paper & Allied Products — 0.5%
Norske Skogindustrier ASA — 144Ac
6.13%	10/15/2015	950	964

Personal Credit Institutions — 0.8%
Capital One Bank
6.88%	02/01/2006	750	812
General Motors Acceptance Corporation
6.75%	01/15/2006	750	806

			1,618

Primary Metal Industries — 0.8%
Noranda Inc.
6.00%	10/15/2015	600	614
Phelps Dodge Corporation
8.75%	06/01/2011	800	978

			1,592

Security & Commodity Brokers — 0.6%
Lehman Brothers Holdings Inc.
7.88%	08/15/2010	1,000	1,199

Telecommunications — 1.5%
Cincinnati Bell Inc. — 144Ac
8.38%	01/15/2014	300	324
Millicom International Cellular — 144Ac
10.00%	12/01/2013	300	318
Telefonica SA
7.35%	09/15/2005	1,000	1,086
Verizon Global Funding Corp.
7.75%	12/01/2030	1,000	1,179

			2,907

Transportation Equipment — 0.2%
Bombardier Recreational Products — 144Ac
8.38%	12/15/2013	300	315

Total Corporate Debt Securities
(cost: $34,076)			36,544

CONVERTIBLE BONDS — 0.4%
Pharmaceuticals — 0.4%
Vertex Pharmaceuticals Incorporated
5.00%	09/19/2007	1,000	893

Total Convertible Bonds
(cost: $1,000)			893

See notes to financial statements.

	Shares	Market Value
PREFERRED STOCKS — 0.5%
Telecommunications — 0.5%
Centaur Funding Corp. — 144Ac	800	$982

Total Preferred Stocks
(cost: $891)		982

COMMON STOCKS — 71.6%
Aerospace — 0.5%
Lockheed Martin Corporation	20,000	1,028

Apparel & Accessory Stores — 0.3%
TJX Companies, Inc. (The)	25,000	551

Automotive — 14.9%
BorgWarner, Inc.	100,000	8,507
Delphi Corporation	300,000	3,063
Gentex Corporation	75,000	3,312
Harley-Davidson, Inc.	130,000	6,179
PACCAR Inc.	100,000	8,512

		29,573

Business Services — 1.2%
Clear Channel Communications, Inc.	50,000	2,342

Commercial Banks — 2.5%
Morgan Chase & Co. (J.P.)	80,000	2,938
State Street Corporation	40,000	2,083

		5,021

Communication — 1.9%
Cox Communications, Inc. — Class Aa	110,000	3,790

Communications Equipment — 2.2%
QUALCOMM Incorporated	80,000	4,313

Computer & Data Processing Services — 1.4%
Microsoft Corporation	100,000	2,754

Computer & Office Equipment — 4.1%
Diebold, Incorporated	150,000	8,081

Construction — 3.6%
Jacobs Engineering Group Inc.[a]	150,000	7,202

Electronic & Other Electric Equipment — 3.3%
Hubbell Incorporated — Class B	150,000	6,615

Electronic Components & Accessories — 3.4%
Intel Corporation	210,000	6,762

Holding & Other Investment Offices — 1.5%
Plum Creek Timber Company, Inc.	100,000	3,045

Industrial Machinery & Equipment — 10.7%
American Standard Companies Inc.[a]	50,000	5,034
Caterpillar, Inc.	100,000	8,302
Donaldson Company, Inc.	20,000	1,183
Graco Inc.	1,400	56
Illinois Tool Works Inc.	30,000	2,517
Kennametal Inc.	100,000	3,974

		21,066

page	13	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER BALANCED FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts except share amounts in thousands)

	Shares	Market Value
Insurance — 3.3%
Berkshire Hathaway Inc. — Class Ba	600	$1,689
WellPoint Health Networks Inc.[a]	50,000	4,849

		6,538

Lumber & Other Building Materials — 0.8%
Lowe’s Companies, Inc.	30,000	1,662

Medical Instruments & Supplies — 2.7%
Zimmer Holdings, Inc.[a]	75,000	5,280

Paperboard Containers & Boxes — 0.2%
Longview Fibre Company	40,000	494

Personal Services — 0.4%
Weight Watchers International, Inc.[a]	20,000	767

Pharmaceuticals — 2.7%
Amgen Inc.[a]	50,000	3,090
Genentech, Inc.[a]	25,000	2,339

		5,429

Printing & Publishing — 3.7%
American Greetings Corporation — Class Aa	100,000	2,187
McGraw-Hill Companies, Inc. (The)	75,000	5,244

		7,431

Security & Commodity Brokers — 0.3%
Schwab (Charles) Corporation (The)	45,000	533

Transportation & Public Utilities — 1.9%
Expeditors International of Washington, Inc.	100,000	3,766

Trucking & Warehousing — 1.3%
United Parcel Service, Inc. — Class B	35,000	2,609

Variety Stores — 1.3%
Wal-Mart Stores, Inc.	50,000	2,653

Wholesale Trade Durable Goods — 1.5%
Grainger (W.W.), Inc.	65,000	3,080

Total Common Stocks
(cost: $109,817)		142,385

Total Investments — 99.2%
(cost: $162,368)*		197,594
Other Assets Less Liabilities — 0.8%		1,622

Net Assets — 100.0%		$199,216

a No dividends were paid during the preceding twelve months.

b Floating or variable rate note. Rate is listed as of December 31, 2003.

c Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2003, these securities aggregated $6,909 or 3.47% of the net assets of the fund.

d Securities are step bonds. Abbey National PLC has a coupon rate of 7.35% until 10/01/2006, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 178 BP.

* Aggregate cost for Federal tax purposes is $162,716. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $36,540 and $1,662 respectively. Net unrealized appreciation for tax purposes is $34,878.

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	14

TRANSAMERICA PREMIER BOND FUND

Lead Portfolio Manager: Heidi Y. Hu, Portfolio Manager: Peter O. Lopez

Market Environment

After two years of unusually strong total returns, bond market (excluding high-yield securities) returns in 2003 reverted to levels more in line with long-term historical averages. For instance, the Lehman Brothers U.S. Government/Credit Index (“LB Gov’t./Credit”) generated a twelve month total return of 4.67%, while the Lehman Brothers Aggregate Bond Index rose 4.10%.

Increased evidence of economic growth throughout the year contributed to higher yields, and lower prices, for Treasury securities. Meanwhile, credit improvements among corporations led to less of a rise in corporate bond yields. In other words, as the perceived risk of investing in corporate bonds diminished, corporate prices increased, and the sector outperformed Treasuries. The gains were most pronounced in industries that suffered large declines in 2002.

In the agency securities market, earnings restatements and congressional scrutiny made for a very volatile year.

Performance

For the year ended December 31, 2003, Transamerica Premier Bond Fund returned 5.87%. By comparison its benchmark, the LB Gov’t./Credit returned 4.67%.

Strategy Review

In anticipation of a robust economic recovery, we began the year with an overweighting in corporate bonds and, within that sector, an emphasis on telecommunications, utilities and media companies. These industries had taken a beating in 2002 and, in our view, were undervalued.

As the year progressed and evidence of economic growth mounted, the corporate market as a whole performed well. Our chosen areas of focus performed even better, providing a cushion against rising Treasury yields. Once prices for our telecommunications, utilities and media investments became commensurate with their level of risk, we switched our focus to more cyclical industries like metals and mining and, to a lesser extent, other basic materials. This also benefited the performance of the portfolio. In the final calendar quarter, metals and mining outperformed the corporate sector as a whole.

In anticipation of higher rates, we also reduced the portfolio’s duration, or interest rate exposure. Our small but strategic weighting in well-diversified, high-quality, high-yield bonds also served to reduce the interest rate sensitivity of the portfolio. With inflation at low levels and corporate profits on the rise, the high-yield marketplace delivered total returns for the year well in excess of 20%.

Finally, we underweighted agency securities, since we did not believe the additional yield they provided was worth the “headline” risk.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER BOND FUND WITH THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	5.87%	3.72%	5.32%

Class A (NAV)	5.66%	3.60%	4.15%

Class A (POP)	0.64%	2.59%	3.23%

Lehman Brothers U.S. Government/Credit Index(1)	4.67%	6.66%	7.28%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-596-5323 — http://www.micropal.com
The Lehman Brothers U.S. Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an Index.
*	Investor Class — October 2, 1995. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

page	15	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER BOND FUND

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value

U.S. GOVERNMENT OBLIGATIONS — 25.3%
U.S. Treasury Bond
	5.38%	02/15/2031	$2,975	$3,103
U.S. Treasury Note
	1.25%	05/31/2005	1,050	1,048
	3.13%	10/15/2008	600	599
	4.00%	11/15/2012	500	495
	3.63%	05/15/2013	690	663
	4.25%	08/15/2013	1,000	1,002

Total U.S. Government Obligations
(cost: $7,140)				6,910

CORPORATE DEBT SECURITIES — 70.0%
Beverages — 6.1%
Bottling Group, LLC
	2.45%	10/16/2006	600	598
Cia Brasileira de Bebidas — 144Aa
	8.75%	09/15/2013	80	85
Coca-Cola Enterprises Inc.
	2.50%	09/15/2006	500	499
PepsiAmericas, Inc.
	3.88%	09/12/2007	500	510

				1,692

Business Credit Institutions — 10.6%
Allstate Financing Global Funding II — 144Aa
	2.63%	10/22/2006	550	549
Boeing Capital Corporation
	5.80%	01/15/2013	500	525
Deere (John) Capital Corporation
	3.90%	01/15/2008	600	610
eircom Funding
	8.25%	08/15/2013	150	167
Ford Motor Credit Company
	6.70%	07/16/2004	500	513
National Rural Utilities Cooperative Finance Corporation
	6.50%	03/01/2007	500	553

				2,917

Business Services — 3.9%
Clear Channel Communications, Inc.
	8.00%	11/01/2008	450	523
International Lease Finance Corporation
	5.63%	06/01/2007	500	539

				1,062

Chemicals & Allied Products — 2.4%
Dow Chemical Company (The)
	5.25%	05/14/2004	500	505
Nalco Company — 144Aa
	7.75%	11/15/2011	150	161

				666

Commercial Banks — 1.8%
Citigroup Inc.
	3.50%	02/01/2008	500	502

			Principal Amount	Market Value

Communication — 2.5%
Echostar DBS Corporation — 144Aa
	5.75%	10/01/2008	$170	$173
Liberty Media Corporation
	5.70%	05/15/2013	500	507

				680

Computer & Office Equipment — 2.0%
Hewlett-Packard Company
	5.50%	07/01/2007	500	541

Electric Services — 2.0%
FirstEnergy Corp
	7.38%	11/15/2031	250	257
TXU Energy Company LLC
	7.00%	03/15/2013	250	277

				534

Electric, Gas & Sanitary Services — 0.6%
PG&E Corporation — 144Aa
	6.88%	07/15/2008	150	163

Food Stores — 3.3%
Kroger, Co. (The)
	7.38%	03/01/2005	500	530
Stater Bros. Holdings Inc.
	10.75%	08/15/2006	350	371

				901

Furniture & Fixtures — 2.0%
Lear Corporation
	7.96%	05/15/2005	500	538

Holding & Other Investment Offices — 2.1%
EOP Operating Limited Partnership
	8.38%	03/15/2006	500	561

Hotels & Other Lodging Places — 0.6%
Park Place Entertainment Corporation
	7.00%	04/15/2013	150	161

Insurance — 3.9%
ACE INA Holdings, Inc.
	8.20%	08/15/2004	500	520
WellPoint Health Networks Inc.
	6.38%	06/15/2006	500	545

				1,065

Insurance Agents, Brokers & Service — 1.9%
MetLife, Inc.
	3.91%	05/15/2005	500	514

Lumber & Wood Products — 1.0%
Weyerhaeuser Company
	7.38%	03/15/2032	250	273

Metal Mining — 2.0%
Rio Tinto Finance (USA) Limited
	5.75%	07/03/2006	500	539

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	16

TRANSAMERICA PREMIER BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value

Motion Pictures — 3.3%
News Corporation Limited (The)
	7.75%	12/01/2045	$500	$593
Time Warner Inc.
	9.13%	01/15/2013	250	318

				911

Paper & Allied Products — 2.0%
International Paper Company
	8.13%	07/08/2005	500	545

Personal Credit Institutions — 2.3%
General Motors Acceptance Corporation
	6.63%	10/15/2005	600	639

Pharmaceuticals — 1.9%
Bristol-Myers Squibb Co.
	4.75%	10/01/2006	500	529

Primary Metal Industries — 4.1%
Noranda Inc.	6.00%	10/15/2015	500	511
Phelps Dodge Corporation	8.75%	06/01/2011	500	611

				1,122

Security & Commodity Brokers — 3.9%
Merrill Lynch & Co., Inc.	5.35%	06/15/2004	500	509
Morgan Stanley	3.63%	04/01/2008	550	551

				1,060

Telecommunications — 3.2%
Cincinnati Bell Inc. — 144Aa
	8.38%	01/15/2014	150	162
Millicom International Cellular — 144Aa
	10.00%	12/01/2013	150	159
Telefonica SA	7.35%	09/15/2005	500	543

				864

		Principal Amount	Market Value

Transportation Equipment — 0.6%
Bombardier Recreational Products — 144Aa
8.38%	12/15/2013	$150	$158

Total Corporate Debt Securities
(cost: $18,534)			19,137

Total Investments — 95.3%
(cost: $25,674)*			26,047
Other Assets Less Liabilities — 4.7%			1,276

Net Assets — 100.0%			$27,323

a Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At December 31, 2003, these securities aggregated $1,610 or 5.89% of the net assets of the fund.

* Aggregate cost for Federal tax purposes is $25,953. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $386 and $292 respectively. Net unrealized appreciation for tax purposes is $94.

See notes to financial statements.

page	17	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Lead Portfolio Manager: Peter O. Lopez, Portfolio Manager: Edward S. Han

Market Environment

Looking back, 2003 was a knockout year for high yield bonds. After several years of sub-par performance for the asset class, high yield bonds turned in a solid return for the year. The gains, however, varied widely, from a total return of roughly 19% for BB bonds (the highest-quality non-investment grade category) to an advance of approximately 56% for CCC issues (the lowest rating for nondefaulted bonds).

As a result, the Merrill Lynch U.S. High Yield, Cash Pay Index, which comprises all credit levels, delivered an exceptional one-year total return of 27.23% and outperformed the higher rated Merrill Lynch, Cash Pay, BB-B Rated Index.

Performance

For the year ended December 31, 2003, Transamerica Premier High Yield Bond Fund returned 18.76%. By comparison its primary benchmark, the Merrill Lynch High Yield, Cash Pay, BB-B Rated Index and its secondary benchmark, the Merrill Lynch U.S. High Yield, Cash Pay Index returned 22.85% and 27.23%, respectively.

Strategy Review

The underperformance was due largely to a more conservative posture than the overall market during the first half of the year.

Convinced that the U.S. economy would pick up steam in 2003 but uncertain how quickly defaulted and distressed bonds would recover, we initially positioned the portfolio cautiously, with a minimal allocation to the lowest-quality securities. As it turned out, investors eager for an alternative to poorly performing equities and low absolute yields flocked to the high-yield market in droves. Inflows increased dramatically in the early months of the year, and the high-yield market, especially the lowest-quality echelon, rebounded significantly off of the prior years’ low prices.

By mid-year, it was increasingly clear to us that, fueled by faster-than-expected economic growth, the rally would have staying power and high-yield bonds would have room to move higher. We therefore used a mid-summer correction as an opportunity to position the portfolio more aggressively, initiating or adding to investments in the lower tiers of the market.

This shift proved beneficial as performance in the second half was considerably stronger, lifted by double-digit gains in relatively new holdings like XM Satellite Radio Inc. (media), Qwest Capital Funding, Inc. (telecommunications), and Lyondell Chemical Company (specialty chemicals). At the same time that we were stepping into the lower end of the credit spectrum, we took advantage of a flood of new issues to add several higher-quality investments (e.g., the gaming concerns MGM MIRAGE and Mandalay Bay). We also trimmed the number of holdings, from roughly 120 to 90 individual securities. Although the portfolio is slightly more concentrated, the overall diversification remains high and allows for better tactical positioning.

Looking back on the year, we are moderately pleased. Although we did not make the most of the rally early on, we definitely closed the gap in the second half, and we had only a few individual holdings that detracted from performance, namely bonds from HEALTHSOUTH Corporation (health care), Sbarro, Inc. (restaurants) and Dan River Inc. (textiles).

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER HIGH YIELD BOND FUND WITH THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX AND THE MERRILL LYNCH HIGH YIELD, CASH PAY, BB-B RATED INDEX.**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Ten Years*

Investor Class	18.76%	4.54%	7.21%

Institutional Class	18.87%	4.74%	7.42%

Merrill Lynch High Yield, Cash Pay, BB-B Rated Index	22.85%	5.28%	7.22%

Merrill Lynch U.S. High Yield, Cash Pay Index	27.23%	5.47%	7.23%

The Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the market value weighted measure of approximately 1,500 BB and B rated bonds. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

*	Effective July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund (Fund). The inception date of the Fund is considered to be September 1, 1990, the separate account’s inception date. The performance prior to June 30, 1998 is the separate account’s performance recalculated to reflect the actual fees and expenses of the Fund.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	18

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value
CORPORATE DEBT SECURITIES — 97.1%
Aerospace — 2.5%
K&F Industries, Inc.
	9.63%	12/15/2010	$1,000	$1,126
Vought Aircraft Industries, Inc. — 144Ac
	8.00%	07/15/2011	2,000	2,052

				3,178

Agriculture — 0.4%
Hines Nurseries, Inc. — 144Ac
	10.25%	10/01/2011	500	548

Air Transportation — 1.5%
Continental Airlines, Inc.
	7.25%	11/01/2005	1,000	955
Delta Air Lines, Inc.
	10.00%	08/15/2008	1,120	965

				1,920

Amusement & Recreation Services — 7.8%
Intrawest Corporation
	10.50%	02/01/2010	1,000	1,110
Intrawest Corporation — 144Ac
	7.50%	10/15/2013	1,000	1,045
Mandalay Resort Group — 144Ac
	6.38%	12/15/2011	2,000	2,064
MGM MIRAGE
	6.00%	10/01/2009	2,000	2,064
Penn National Gaming, Inc. — 144Ac
	6.88%	12/01/2011	2,000	1,989
Speedway Motorsports, Inc.
	6.75%	06/01/2013	1,500	1,556

				9,828

Apparel Products — 0.9%
Norcross Safety Products — 144Ac
	9.88%	08/15/2011	1,000	1,103

Automotive — 0.9%
Advanced Accessory Systems, LLC — 144Ac
	10.75%	06/15/2011	1,000	1,106

Automotive Dealers & Service Stations — 3.2%
Asbury Automotive Group, Inc. — 144Ac
	8.00%	03/15/2014	1,500	1,515
Group 1 Automotive, Inc.
	8.25%	08/15/2013	1,000	1,075
Pep Boys (The) — Manny, Moe & Jack
	6.67%	11/05/2004	500	504
	7.00%	06/01/2005	1,000	1,025

				4,119

Beverages — 1.7%
Cia Brasileira de Bebidas — 144Ac
	8.75%	09/15/2013	2,000	2,130

Business Credit Institutions — 1.3%
eircom Funding
	8.25%	08/15/2013	1,500	1,669

			Principal Amount	Market Value
Chemicals & Allied Products — 4.2%
Compass Minerals Group, Inc.
	10.00%	08/15/2011	$750	$844
Ethyl Corporation
	8.88%	05/01/2010	1,000	1,075
Lyondell Chemical Company
	9.63%	05/01/2007	1,000	1,065
Nalco Company — 144Ac
	8.88%	11/15/2013	1,250	1,331
Resolution Performance Products LLC — 144Ac
	8.00%	12/15/2009	1,000	1,040

				5,355

Communication — 3.3%
Echostar DBS Corporation — 144Ac
	5.75%	10/01/2008	2,500	2,541
XM Satellite Radio Inc.
	12.00%	06/15/2010	1,500	1,702

				4,243

Communications Equipment — 1.2%
L-3 Communications Corporation — 144Ac
	6.13%	01/15/2014	1,500	1,511

Computer & Office Equipment — 0.8%
Xerox Corporation
	7.13%	06/15/2010	1,000	1,075

Construction — 2.4%
Beazer Homes USA, Inc. — 144Ac
	6.50%	11/15/2013	1,000	1,004
Great Lakes Dredge & Dock Corporation — 144Ac
	7.75%	12/15/2013	500	517
Standard Pacific Corp.
	6.88%	05/15/2011	1,500	1,560

				3,081

Department Stores — 1.8%
J.C. Penney Company, Inc.
	8.00%	03/01/2010	2,000	2,303

Drug Stores & Proprietary Stores — 1.7%
Medco Health Solutions, Inc.
	7.25%	08/15/2013	1,000	1,093
Omnicare, Inc.
	6.13%	06/01/2013	1,000	1,008

				2,101

Electric, Gas & Sanitary Services — 1.3%
PG&E Corporation — 144Ac
	6.88%	07/15/2008	1,500	1,631

Environmental Services — 2.1%
Allied Waste North America, Inc.
	7.88%	01/01/2009	1,500	1,571
Synagro Technologies, Inc.
	9.50%	04/01/2009	1,000	1,090

				2,661

See notes to financial statements.

page	19	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

		Principal Amount	Market Value
Finance — 5.8%
Dow Jones TRAC-X North America High Yield Index Series 2 T2 — 144Ac
6.05%	03/25/2009	$1,000	$1,029
Dow Jones TRAC-X North America High Yield Index Series 2 T3 — 144Ac
8.00%	03/25/2009	3,000	3,146
Dow Jones TRAC-X North America High Yield Index Series 2 T4 — 144Ac
10.13%	03/25/2009	3,000	3,165

			7,340

Food & Kindred Products — 5.6%
Burns, Philp & Company Limited — 144Ac
9.75%	07/15/2012	2,000	2,150
Dean Foods Company
6.90%	10/15/2017	1,266	1,317
Reddy Ice Group, Inc. — 144Ac 8.88%	08/01/2011	1,500	1,598
Smithfield Foods, Inc.
7.75%	05/15/2013	1,995	2,084

			7,149

Food Stores — 1.7%
Stater Bros. Holdings Inc.
10.75%	08/15/2006	2,000	2,117

Furniture & Fixtures — 0.2%
Simmons Company — 144Ac 7.88%	01/15/2014	250	253

Gas Production & Distribution — 1.9%
El Paso Corporation
7.75%	01/15/2032	500	429
Williams Companies, Inc. (The) 7.50%	01/15/2031	2,000	2,034

			2,463

Health Services — 1.6%
Genesis HealthCare Corporation — 144Ac
8.00%	10/15/2013	500	524
Province Healthcare Company
7.50%	06/01/2013	1,500	1,508

			2,032

Holding & Other Investment Offices — 2.7%
Gemstone Investments Ltd. — 144Ac
7.71%	10/31/2004	750	761
Poster Financial Group, Inc. — 144Ac
8.75%	12/01/2011	1,500	1,594
Sensus Metering Systems — 144Ac
8.63%	12/15/2013	500	516
Ventas, Inc.
9.00%	05/01/2012	500	558

			3,429

		Principal Amount	Market Value
Hotels & Other Lodging Places — 4.2%
Host Marriott, L.P. — 144Ac 7.13%	11/01/2013	$1,500	$1,538
John Q. Hammons Hotels, Inc. — Series B
8.88%	05/15/2012	1,500	1,661
Park Place Entertainment Corporation
7.00%	04/15/2013	2,000	2,145

			5,344

Lumber & Wood Products — 1.3%
Nortek, Inc. — 144Aa, c
0.00%	05/15/2011	2,250	1,637

Medical Instruments & Supplies — 0.8%
Apogent Technologies, Inc.
6.50%	05/15/2013	1,000	1,048

Mining — 0.8%
Peabody Energy Corporation
6.88%	03/15/2013	1,000	1,060

Motion Pictures — 2.5%
AMC Entertainment, Inc.
9.50%	02/01/2011	1,000	1,055
Carmike Cinemas, Inc.
10.38%	02/01/2009	1,500	1,583
Cinemark, Inc.
9.00%	02/01/2013	500	565

			3,203

Oil & Gas Extraction — 5.0%
Chesapeake Energy Corporation — 144Ac
6.88%	01/15/2016	1,500	1,553
Encore Acquisition Company
8.38%	06/15/2012	1,500	1,631
Energy Partners, Ltd.
8.75%	08/01/2010	1,000	1,045
Petrobras International Finance Company — PIFCo
8.38%	12/10/2018	2,000	2,064

			6,293

Paper & Allied Products — 1.3%
Graphic Packaging Corporation — 144Ac
9.50%	08/15/2013	1,500	1,665

Petroleum Refining — 0.8%
Premcor Refining Group Inc. (The)
7.50%	06/15/2015	1,000	1,030

Primary Metal Industries — 0.9%
IASIS Healthcare Corporation — 144Ac
13.00%	10/15/2009	1,000	1,130

Printing & Publishing — 0.8%
MediaNews Group, Inc. — 144Ac
6.88%	10/01/2013	1,000	1,023

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	20

TRANSAMERICA PREMIER HIGH YIELD BOND FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value
Radio & Television Broadcasting — 1.4%
LBI Media, Inc. — 144Ab,c
	0.00%	10/15/2013	$1,500	$979
Nexstar Finance LLC — 144Ac
	7.00%	01/15/2014	750	758

				1,737

Railroads — 0.7%
RailAmerica, Inc.
	12.88%	08/15/2010	750	875

Residential Building Construction — 0.8%
K. Hovnanian Enterprises, Inc.
	6.50%	01/15/2014	1,000	1,001

Restaurants — 3.1%
Carolls Corporation
	9.50%	12/01/2008	1,800	1,835
Domino’s, Inc. — 144Ac
	8.25%	07/01/2011	2,000	2,153

				3,988

Retail Trade 2.9%
Alimentation Couche-Tard Inc. — 144Ac
	7.50%	12/15/2013	2,500	2,631
Ferrellgas Partners, L.P.
	8.75%	06/15/2012	1,000	1,105

				3,736

Stone, Clay & Glass Products — 0.4%
Owens-Brockway Glass Container Inc.
	7.75%	05/15/2011	500	539

Telecommunications — 7.0%
Cincinnati Bell Inc. — 144Ac
	8.38%	01/15/2014	1,000	1,080
Dobson Communications Corporation — 144Ac
	8.88%	10/01/2013	1,000	1,018
Millicom International Cellular — 144Ac
	10.00%	12/01/2013	2,000	2,120
Qwest Capital Funding, Inc.
	6.88%	07/15/2028	1,650	1,444
	7.75%	02/15/2031	1,000	925
Triton PCS, Inc.
	8.50%	06/01/2013	1,000	1,080
TSI Telecommunication Services Inc.
	12.75%	02/01/2009	1,000	1,103

				8,770

Textile Mill Products — 0.5%
Avondale Mills, Inc.
	10.25%	07/01/2013	1,000	635

			Principal Amount	Market Value
Transportation Equipment — 1.7%
Bombardier Recreational Products — 144Ac
	8.38%	12/15/2013	$2,000	$2,099

Water Transportation — 1.7%
Hornbeck Offshore Services, Inc.
	10.63%	08/01/2008	1,500	1,665
OMI Corporation — 144Ac
	7.63%	12/01/2013	500	507

				2,172

Total Corporate Debt Securities
(cost: $116,458)				123,330

Total Investments — 97.1%
(cost: $116,458)*				123,330
Other Assets Less Liabilities — 2.9%				3,625

Net Assets — 100.0%				$126,955

[a]	Securities are stepbonds. Nortek, Inc. – 144A has a coupon rate 0.00 % until 11/15/2007, thereafter the coupon rate will be 10.00%.

[b]	Securities are stepbonds. LBI Media, Inc. – 144A has a coupon rate 0.00 % until 10/15/2008, thereafter the coupon rate will be 11.00%.

c Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers. At December 31, 2003, these securities aggregated $59,754 or 47.07% of the net assets of the fund.

* Aggregate cost for Federal tax purposes is $116,810. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,940 and $420 respectively. Net unrealized appreciation for tax purposes is $6,520.

See notes to financial statements.

page	21	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND

Lead Portfolio Manager: Edward S. Han, Portfolio Manager: Andrew T. Kim

MARKET ENVIRONMENT

In the first half of 2003, money market yields were plagued by persistent signs of economic weakness, including minimal capital spending and rising unemployment levels, and by the war in Iraq. Concerned about the slowing economy and hints of deflation, the Federal Reserve Board (“Fed”) cut interest rates by 0.25% on June 25th, to 1.00%, the lowest level seen since the 1950s. The move added liquidity to the economy and, along with reductions in personal income tax rates and tax incentives for businesses, successfully revived flagging growth in gross domestic product (“GDP”). During the second half of 2003, deflationary fears declined in the face of 8.2% GDP growth in the third calendar quarter. Strength in consumer spending, an improving labor market, rising corporate earnings, and increased spending by businesses all supported the economic growth. Against this backdrop, money market yields rose slightly in the latter months of the year, although they remained at historically low levels. The money market yield curve remained flat, though; yields for longer-term maturities were only moderately higher than those for shorter-term maturities.

PERFORMANCE

For the year ended December 31, 2003, Transamerica Premier Cash Reserve Fund returned 0.92%. By comparison its benchmark, the iMoney Net Fund Report returned 0.49%. The portfolio’s seven-day current and effective yield as of December 31, 2003, was 0.84%.

STRATEGY REVIEW

Our strategy is to maximize yield while emphasizing safety and liquidity. Toward that end, we consistently emphasized high-quality corporate securities. These included domestic and international commercial paper, asset-backed commercial paper, and short-term fixed and floating rate corporate bonds. These securities provided a yield advantage over Treasuries but with very little increase in risk.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER CASH RESERVE FUND WITH THE IMONEYNET MONEY FUND REPORT**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	0.92%	3.59%	4.31%

Class A	0.57%	3.23%	3.39%

The iMoneyNet Money Fund Report	0.49%	3.09%	3.82%

iMoneyNet™ (formerly the IBC’s Money Fund Report™) — All Taxable, First Tier is a composite of taxable money market funds that meet the SEC’s definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an index.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although, the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The seven-day current and effective yields were 0.84% and 0.84% for the Investor Class, 0.49% and 0.49% for Class A, respectively, as of December 31, 2003.

*	Investor Class — October 2, 1995. Class A — June 30, 1998.

**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.

Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.

This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	22

TRANSAMERICA PREMIER CASH RESERVE FUND

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS — 0.9%
Fannie Mae
	1.08%	02/25/2004	$400	$399

Total Short-Term U.S. Government Obligations
(cost: $399)				399

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS — 3.1%
Province of Quebec
	1.06%	01/14/2004	250	250
	1.11%	03/29/2004	1,100	1,096

Total Short-Term Foreign Government Obligations
(cost: $1,346)				1,346

COMMERCIAL PAPER — DOMESTIC — 74.4%
Asset-Backed — 18.2%
Asset Securitization Cooperative Corporation — 144Ab
	1.09%	01/08/2004	1,000	1,000
	1.08%	01/26/2004	700	699
	1.08%	01/27/2004	450	450
CAFCO LLC — 144Ab
	1.09%	01/05/2004	760	760
	1.09%	01/15/2004	500	500
	1.07%	01/15/2004	340	340
	1.09%	01/23/2004	300	300
Ciesco LLC
	1.07%	01/26/2004	250	250
Delaware Funding Corporation — 144Ab
	1.09%	01/12/2004	500	500
	1.09%	01/22/2004	800	798
	1.08%	01/29/2004	250	250
Receivables Capital Corporation — 144Ab
	1.10%	01/07/2004	400	400
	1.05%	03/15/2004	875	872
	1.18%	06/01/2004	900	896

				8,015

Beverages — 1.6%
Coca-Cola Company (The)
	1.03%	01/29/2004	700	699

Business Credit Institutions — 4.8%
Caterpillar Financial Services Corporation
	1.06%	01/20/2004	500	500
	1.03%	03/11/2004	530	529
	1.03%	03/11/2004	400	399
	1.11%	03/22/2004	700	698

				2,126

Chemicals & Allied Products — 3.9%
du Pont (E.I.) de Nemours and Company
	1.05%	02/10/2004	500	499
	1.05%	02/10/2004	400	400
	1.07%	02/11/2004	800	798

				1,697

		Principal Amount	Market Value

Commercial Banks — 4.9%
UBS Finance (Delaware) LLC
1.07%	01/21/2004	$500	$500
1.08%	02/12/2004	250	250
1.07%	02/17/2004	900	899
1.10%	04/01/2004	500	499

			2,148

Insurance Agents, Brokers & Service — 4.6%
MetLife Funding, Inc.
1.07%	01/14/2004	630	630
1.06%	01/14/2004	300	300
1.07%	02/04/2004	525	524
1.07%	02/04/2004	300	300
1.08%	02/04/2004	280	280

			2,034

Life Insurance — 4.7%
AIG Funding, Inc.
1.04%	01/05/2004	500	500
1.06%	01/07/2004	825	824
1.03%	01/13/2004	440	440
1.04%	01/15/2004	300	300

			2,064

Personal Credit Institutions — 14.3%
American Honda Finance Corporation
1.06%	01/12/2004	900	900
1.07%	01/23/2004	560	560
1.05%	01/27/2004	420	420
1.03%	01/28/2004	250	250
General Electric Capital Corporation
1.08%	01/06/2004	550	550
1.09%	01/13/2004	350	350
1.09%	01/16/2004	500	500
1.09%	01/28/2004	250	250
1.10%	02/09/2004	500	499
Toyota Motor Credit Corporation — 144Ab
1.06%	01/08/2004	250	250
1.03%	01/09/2004	440	440
1.05%	03/03/2004	470	469
1.06%	03/15/2004	450	449
1.06%	03/19/2004	400	399

			6,286

See notes to financial statements.

page	23	TRANSAMERICA PREMIER FUNDS	2003	ANNUAL REPORT

TRANSAMERICA PREMIER CASH RESERVE FUND (CONTINUED)

Schedule of Investments — December 31, 2003 — (all amounts in thousands)

			Principal Amount	Market Value

Petroleum Refining — 5.5%
BP America Inc.
	1.05%	03/09/2004	$670	$669
BP Capital Markets PLC
	1.07%	02/09/2004	300	300
	1.07%	02/09/2004	250	250
	1.06%	03/02/2004	700	699
ChevronTexaco Funding Corporation
	1.03%	01/14/2004	500	500

				2,418

Pharmaceuticals — 4.8%
Pfizer Inc. — 144Ab
	1.04%	01/05/2004	250	250
	1.05%	01/06/2004	600	600
	1.02%	01/08/2004	250	250
	1.03%	01/09/2004	1,000	1,000

				2,100

Printing & Publishing — 2.0%
Gannett Co., Inc. — 144Ab
	1.03%	01/15/2004	880	880

Security & Commodity Brokers — 5.1%
Goldman Sachs Group, Inc. (The)
	1.15%	05/17/2004	800	795
	1.14%	05/24/2004	750	747
Merrill Lynch & Co., Inc.
	5.70%	02/06/2004	700	703

				2,245

Total Commercial Paper — Domestic
(cost: $32,712)				32,712

COMMERCIAL PAPER – FOREIGN — 11.0%
Commercial Banks — 9.5%
Abbey National North America PLC
	1.02%	01/02/2004	1,200	1,200
	1.05%	02/13/2004	200	200
	1.16%	05/14/2004	700	697
Toronto Dominion Holdings (USA), Inc.
	1.07%	01/22/2004	250	250
	1.09%	01/27/2004	225	225
	1.08%	02/05/2004	850	848
	1.08%	02/24/2004	750	749

				4,169

Public Administration — 1.5%
Canadian Wheat Board
	1.04%	01/15/2004	650	650

Total Commercial Paper — Foreign
(cost: $4,819)				4,819

See notes to financial statements.

			Principal Amount	Market Value

SHORT-TERM OBLIGATIONS — 1.5%
Goldman Sachs Group, Inc. (The)[a]
	1.35%	01/09/2004	$650	$650

Total Short-Term Obligations
(cost: $650)				650

CERTIFICATES OF DEPOSITS — 9.6%
Canadian Imperial Bank of Commerce
	1.07%	02/24/2004	600	600
	1.07%	03/04/2004	700	700
	1.06%	03/30/2004	870	870
Wells Fargo & Company
	1.04%	02/20/2004	930	930
Wells Fargo Bank, NA
	1.05%	01/30/2004	1,100	1,100

Total Certificates of Deposits
(cost: $4,200)				4,200

Total Investments — 100.5%
(cost: $44,126)				44,126
Liabilities in Excess of Other Assets — (0.5)%				(217)

Net Assets — 100.0%				$43,909

a Floating or variable rate note. Rate is listed as of December 31, 2003.

b Pursuant to Rule 144A under the Act of 1933, these securities may be resold in transactions exempt from registrations, normally to qualified institutions buyers, At December 31, 2003, these securities aggregated $12,752 or 29.04% of the net assets of the fund.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	24

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003

(all amounts except per share amounts in thousands)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier Bond Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund

Assets
Investments, at cost	$19,160	$130,163	$62,606	$70,788	$162,368	$25,674	$116,458	$44,126

Investments, at value	$22,777	$169,802	$77,414	$99,836	$197,594	$26,047	$123,330	$44,126
Cash	3,183	709	16,107	3,933	828	1,098	2,257	104
Receivables:
Securities sold	72	—	297	211	1,346	—	—	—
Fund shares sold	91	67	16	45	245	7	—	358
Interest	1	—	3	1	757	378	2,122	20
Dividends	30	88	—	111	227	—	—	—
Reimbursement from adviser	17	—	19	5	—	14	16	37
Prepaid expenses and other assets	—	3	2	2	4	1	3	1

	$26,171	$170,669	$93,858	$104,144	$201,001	$27,545	$127,728	$44,646

Liabilities
Payables:
Securities purchased	195	—	—	—	1,181	—	—	—
Fund shares redeemed	328	313	635	900	346	172	647	643
Advisory fees	17	129	71	79	134	15	63	14
Directors’ fees	—	3	2	2	3	1	3	1
Distribution fees	5	31	17	19	36	5	2	—
Dividends to shareholders	—	—	—	—	—	—	—	31
Other accrued expenses	28	89	79	69	85	29	58	48

	573	565	804	1,069	1,785	222	773	737

Total Net Assets	$25,598	$170,104	$93,054	$103,075	$199,216	$27,323	$126,955	$43,909

Net Assets Consist of:
Paid-in capital	$23,453	$144,761	$120,610	$140,794	$179,936	$29,521	$147,607	$43,909
Undistributed net investment income	—	—	—	—	34	4	5	—
Accumulated net realized loss on investments	(1,472)	(14,296)	(42,364)	(66,767)	(15,980)	(2,575)	(27,529)	—
Net unrealized appreciation of investments	3,617	39,639	14,808	29,048	35,226	373	6,872	—

Total Net Assets	$25,598	$170,104	$93,054	$103,075	$199,216	$27,323	$126,955	$43,909

Investor Class
Net Assets	$18,660	$146,833	$87,075	$93,747	$183,331	$22,811	$7,973	$43,847
Shares Outstanding	1,670	8,686	6,279	5,517	9,066	2,474	1,028	43,847

Net Asset Value, Offering Price and Redemption Price Per Share	$11.17	$16.90	$13.87	$16.99	$20.22	$9.22	$7.76	$1.00

Institutional Class
Net Assets	$—	$—	$—	$—	$—	$—	$118,982	$—
Shares Outstanding	—	—	—	—	—	—	15,444	—

Net Asset Value, Offering Price and Redemption Price Per Share	$—	$—	$—	$—	$—	$—	$7.70	$—

Class A
Net Assets	$6,938	$23,271	$5,979	$9,328	$15,885	$4,512	$—	$62
Shares Outstanding	624	1,396	434	553	789	490	—	62

Net Asset Value, Offering Price and Redemption Price Per Share	$11.12	$16.66	$13.79	$16.87	$20.13	$9.20	$—	$1.00

Maximum Sales Charge	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%
Maximum Offering Price Per Share	$11.74	$17.58	$14.55	$17.80	$21.25	$9.66	$—	$—

See notes to financial statements.

page	25	TRANSAMERICA PREMIER FUNDS	2003	ANNUAL REPORT

STATEMENTS OF OPERATIONS

For the year ended December 31, 2003

(all amounts in thousands)

	Transamerica Premier Core Equity Fund	Transamerica Premier Equity Fund	Transamerica Premier Focus Fund	Transamerica Premier Growth Opportunities Fund	Transamerica Premier Balanced Fund	Transamerica Premier Bond Bond Fund	Transamerica Premier High Yield Bond Fund	Transamerica Premier Cash Reserve Fund

Investment Income
Interest income	$12	$494	$53	$35	$2,613	$1,118	$9,843	$551
Dividend income	174	943	585	614	1,533	—	150	—

Total Income	186	1,437	638	649	4,146	1,118	9,993	551

Expenses
Investment adviser fee	122	1,265	720	784	1,210	166	670	164
Transfer agent and shareholder servicing fees:
Investor Class	48	228	217	184	208	57	47	135
Institutional Class	—	—	—	—	—	—	33	—
Class A	36	74	38	39	53	36	—	26
Distribution fees:
Investor Class	30	326	199	215	374	58	22	—
Class A	16	64	18	22	42	16	—	3
Custodian fees	25	68	46	46	76	30	74	36
Registration fees	32	42	40	33	47	30	15	34
Audit fees	3	31	18	19	35	6	27	10
Legal fees	1	6	4	4	7	1	5	2
Printing fees	6	57	31	35	58	9	42	17
Directors’ fees and expenses	1	13	7	8	13	2	10	4
Other expenses	1	13	6	7	14	5	9	16

Total expenses before waiver and reimbursement	321	2,187	1,344	1,396	2,137	416	954	447
Reimbursed expenses and waived fees	(120)	(33)	(153)	(101)	(22)	(53)	(140)	(326)

Net Expenses	201	2,154	1,191	1,295	2,115	363	814	121

Net Investment Income (Loss)	(15)	(717)	(553)	(646)	2,031	755	9,179	430

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(313)	(625)	4,332	(1,924)	340	928	7,837	—
Change in net unrealized appreciation (depreciation) of investments	4,449	42,624	24,595	30,315	32,882	(117)	4,316	—

Net Realized and Unrealized Gain on Investments	4,136	41,999	28,927	28,391	33,222	811	12,153	—

Net Increase in Net Assets From Operations	$4,121	$41,282	$28,374	$27,745	$35,253	$1,566	$21,332	$430

See notes to financial statements.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	26

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Transamerica Premier Core Equity Fund		Transamerica Premier Equity Fund		Transamerica Premier Focus Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets
Operations
Net investment loss	$(15)	$(20)	$(717)	$(1,142)	$(553)	$(920)
Net realized gain (loss) on investments	(313)	(896)	(625)	(8,527)	4,332	(22,073)
Net change in unrealized appreciation (depreciation) of investments	4,449	(1,822)	42,624	(26,145)	24,595	(6,092)

Net increase (decrease) in net assets resulting from operations	4,121	(2,738)	41,282	(35,814)	28,374	(29,085)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—
Net realized gains:
Investor class	—	—	—	—	—	—
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class M	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from distributions	—	—	—	—	—	—

Net Fund Share Transactions	10,379	2,001	17,583	(8,442)	(11,795)	(3,938)

Net increase (decrease) in net assets	14,500	(737)	58,865	(44,256)	16,579	(33,023)
Net Assets
Beginning of period	11,098	11,835	111,239	155,495	76,475	109,498

End of period[1]	$25,598	$11,098	$170,104	$111,239	$93,054	$76,475

[1]Includes undistributed net investment income of:	$—	$—	$—	$—	$—	$—

See notes to financial statements.

page	27	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier Growth Opportunities Fund		Transamerica Premier Balanced Fund		Transamerica Premier Bond Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(646)	$(1,209)	$2,031	$2,504	$755	$1,382
Net realized gain (loss) on investments	(1,924)	(3,499)	340	(10,883)	928	(2,959)
Net change in unrealized appreciation (depreciation) of investments	30,315	(16,352)	32,882	(5,972)	(117)	527

Net increase (decrease) in net assets resulting from operations	27,745	(21,060)	35,253	(14,351)	1,566	(1,050)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	—	—	(2,077)	(2,773)	(913)	(1,242)
Institutional class	—	—	—	—	—	—
Class A	—	—	(167)	(147)	(176)	(140)
Class M	—	—	—	—	—	(15)
Net realized gains:
Investor class	—	—	—	—	—	(114)
Institutional class	—	—	—	—	—	—
Class A	—	—	—	—	—	(21)
Class M	—	—	—	—	—	—

Net decrease in net assets resulting from distributions	—	—	(2,244)	(2,920)	(1,089)	(1,532)

Net Fund Share Transactions	(9,123)	(26,912)	31,815	11,597	(1,119)	6,991

Net increase (decrease) in net assets	18,622	(47,972)	64,824	(5,674)	(642)	4,409
Net Assets
Beginning of period	84,453	132,425	134,392	140,066	27,965	23,556

End of period[1]	$103,075	$84,453	$199,216	$134,392	$27,323	$27,965

[1]Includes undistributed net investment income of:	$—	$—	$34	$—	$4	$—

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	28

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

(all amounts in thousands)

	Transamerica Premier High Yield Bond Fund		Transamerica Premier Cash Reserve Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

Increase (Decrease) in Net Assets Operations
Net investment income	$9,179	$10,235	$430	$2,056
Net realized gain (loss) on investments	7,837	(16,695)	—	—
Net change in unrealized appreciation of investments	4,316	4,380	—	—

Net increase (decrease) in net assets resulting from operations	21,332	(2,080)	430	2,056

Dividends / Distributions to Shareholders
Net investment income:
Investor class	(660)	(372)	(426)	(2,017)
Institutional class	(8,915)	(9,986)	—	—
Class A	—	—	(4)	(23)
Class M	—	—	—	(16)
Net realized gains:
Investor class	—	—	—	—
Institutional class	—	—	—	—
Class A	—	—	—	—
Class M	—	—	—	—

Net decrease in net assets resulting from distributions	(9,575)	(10,358)	(430)	(2,056)

Net Fund Share Transactions	1,950	22,780	(5,588)	(24,944)

Net increase (decrease) in net assets	13,707	10,342	(5,588)	(24,944)
Net Assets
Beginning of period	113,248	102,906	49,497	74,441

End of period[1]	$126,955	$113,248	$43,909	$49,497

[1]Includes undistributed net investment income (loss) of:	$5	$—	$—	$—

See notes to financial statements

page	29	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Core Equity Fund

	Investor Class
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$ 8.87		$11.10	$12.12	$11.37	$10.59

Operations
Net investment loss[1]	(0.01)[a]		(0.01)[a]	(0.11)	(0.10)[a]	(0.10)[a]
Net realized and unrealized gain (loss) on investments	2.31		(2.22)	(0.87)	1.32	0.88

Total from investment operations	2.30		(2.23)	(0.98)	1.22	0.78

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.04)	(0.47)	—

Total dividends/distributions	—		—	(0.04	(0.47)	—

Net Asset Value
End of period	$11.17		$8.87	$11.10	$12.12	$11.37

Total Return[2]	25.93%		(20.09% )	(8.10% )	10.72%	7.37%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.20%		1.20%	1.20%	1.20%	1.20%
Before reimbursement/fee waiver	1.80%		2.02%	1.77%	1.82%	1.96%
Net investment loss, after reimbursement/fee waiver	(0.07%	)	(0.15% )	(0.91% )	(0.82% )	(0.90%	)
Portfolio turnover rate	24%		72%	61%	52%	87%
Net assets, end of period (in thousands)	$18,660		$8,822	$10,980	$12,311	$9,256

	Transamerica Premier Equity Fund

	Investor Class
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$12.93		$17.11	$20.77	$31.96	$24.78

Operations
Net investment loss[1]	(0.07)[a]		(0.13)[a]	(0.20)	(0.34)[a]	(0.29)[a]
Net realized and unrealized gain (loss) on investments	4.04		(4.05)	(3.46)	(3.42)	8.40

Total from investment operations	3.97		(4.18)	(3.66)	(3.76)	8.11

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	—	(7.43)	(0.93)

Total dividends/distributions	—		—	—	(7.43)	(0.93)

Net Asset Value
End of period	$16.90		$12.93	$17.11	$20.77	$31.96

Total Return[2]	30.70%		(24.43% )	(17.62% )	(13.81% )	33.26%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.43%		1.42%	1.34%	1.26%	1.30%
Before reimbursement/fee waiver	1.43%		1.42%	1.34%	1.26%	1.30%
Net investment loss, after reimbursement/fee waiver	(0.46%	)	(0.91% )	(0.98% )	(1.07% )	(1.07% )
Portfolio turnover rate	38%		34%	42%	40%	42%
Net assets, end of period (in thousands)	$146,833		$96,788	$153,607	$241,814	$323,538

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.07), $(0.10), $(0.18), $(0.18) and $(0.18) for the Core Equity Fund for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	30

	Transamerica Premier Focus FundΔ

	Investor Class
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$9.94		$13.84	$19.24	$33.55	$22.42

Operations
Net investment loss[1]	(0.07)[a]		(0.12)[a]	(0.14)[a]	(0.39)[a]	(0.33)[a]
Net realized and unrealized gain (loss) on investments	4.00		(3.78)	(4.46)	(4.35)	12.37

Total from investment operations	3.93		(3.90)	(4.60)	(4.74)	12.04

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.80)	(9.57)	(0.91)

Total dividends/distributions	—		—	(0.80)	(9.57)	(0.91)

Net Asset Value
End of period	$13.87		$9.94	$13.84	$19.24	$33.55

Total Return[2]	39.54%		(28.18% )	(23.92% )	(18.60% )	54.25%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%		1.40%	1.40%	1.32%	1.39%
Before reimbursement/fee waiver	1.54%		1.56%	1.45%	1.32%	1.39%
Net investment loss, after reimbursement/fee waiver	(0.65%	)	(1.08% )	(0.88% )	(1.14% )	(1.30% )
Portfolio turnover rate	59%		43%	70%	65%	80%
Net assets, end of period (in thousands)	$87,075		$73,525	$107,384	$171,901	$236,741

	Transamerica Premier Growth Opportunities Fund

	Investor Class
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$12.69		$15.57	$20.82	$38.95	$21.99

Operations
Net investment loss[1]	(0.10)[a]		(0.16)[a]	(0.17)[a]	(0.44)[a]	(0.29)[a]
Net realized and unrealized gain (loss) on investments	4.40		(2.72)	(4.42)	(7.70)	20.29

Total from investment operations	4.30		(2.88)	(4.59)	(8.14)	20.00

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.66)	(9.99)	(3.04)

Total dividends/distributions	—		—	(0.66)	(9.99)	(3.04)

Net Asset Value
End of period	$16.99		$12.69	$15.57	$20.82	$38.95

Total Return[2]	33.88%		(18.50% )	(22.07% )	(26.00% )	93.99%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%		1.40%	1.40%	1.26%	1.34%
Before reimbursement/fee waiver	1.47%		1.42%	1.41%	1.26%	1.34%
Net investment loss, after reimbursement/fee waiver	(0.70%	)	(1.12% )	(1.07% )	(1.11% )	(1.09% )
Portfolio turnover rate	29%		37%	55%	78%	50%
Net assets, end of period (in thousands)	$93,747		$81,481	$130,559	$224,934	$345,341

ΔOn May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.09), $(0.14), $(0.15), $(0.39) and $(0.33) for the Focus Fund and $(0.11), $(0.16), $(0.17), $(0.44) and $(0.29) for the Growth Opportunities Fund for the periods ended December 31, 2003, 2002, 2001, 2000, and 1999, respectively.

2Total return represents aggregate total return for each year.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

page	31	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Balanced Fund

	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$16.60	$18.70	$20.09	$20.50	$19.24

Operations
Net investment income	0.23[a]	0.32[a]	0.34[a]	0.42[a]	0.35[a]
Net realized and unrealized gain (loss) on investments	3.62	(2.05)	(1.38)	1.59	2.43

Total from investment operations	3.85	(1.73)	(1.04)	2.01	2.78

Dividends/Distributions to Shareholders
Net investment income	(0.23)	(0.37)	(0.31)	(0.28)	(0.37)
Net realized gains on investments	—	—	(0.04)	(2.14)	(1.15)

Total dividends/distributions	(0.23)	(0.37)	(0.35)	(2.42)	(1.52)

Net Asset Value
End of period	$20.22	$16.60	$18.70	$20.09	$20.50

Total Return[2]	23.20%	(9.24% )	(5.22% )	9.89%	14.81%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.29%	1.25%	1.21%	1.24%	1.31%
Before reimbursement/fee waiver	1.29%	1.25%	1.21%	1.24%	1.31%
Net investment income, after reimbursement/fee waiver	1.28%	1.79%	1.76%	1.89%	1.76%
Portfolio turnover rate	39%	57%	77%	96%	61%
Net assets, end of period (in thousands)	$183,331	$126,564	$138,588	$107,140	$64,448

	Transamerica Premier Bond Fund

	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$9.06	$9.99	$9.87	$9.73	$10.41

Operations
Net investment income[1]	0.25[a]	0.49[a]	0.57	0.62	0.58
Net realized and unrealized gain (loss) on investments	0.28	(0.89)	0.33	0.14	(0.60)

Total from investment operations	0.53	(0.40)	0.90	0.76	(0.02)

Dividends/Distributions to Shareholders
Net investment income	(0.37)	(0.49)	(0.57)	(0.62)	(0.59)
Net realized gains on investments	—	(0.04)	(0.21)	—	(0.07)

Total dividends/distributions	(0.37)	(0.53)	(0.78)	(0.62)	(0.66)

Net Asset Value
End of period	$9.22	$9.06	$9.99	$9.87	$9.73

Total Return[2]	5.87%	(3.88% )	9.36%	8.10%	(0.22% )

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%	1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	1.39%	1.36%	1.36%	1.40%	1.47%
Net investment income, after reimbursement/fee waiver	2.74%	5.28%	5.32%	6.41%	5.82%
Portfolio turnover rate	179%	258%	442%	461%	301%
Net assets, end of period (in thousands)	$22,811	$23,609	$22,914	$20,200	$16,833

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net income per share would have been $0.24, $0.48, $0.56, $0.62 and $0.57 for the Bond Fund for the periods ended and December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	32

	Transamerica Premier High Yield Bond Fund

	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$7.05	$7.96	$8.35	$9.29	$9.63

Operations
Net investment income[1]	0.54[a]	0.68[a]	0.71[a]	0.77	0.79
Net realized and unrealized gain (loss) on investments	0.74	(0.89)	(0.35)	(0.93)	(0.27)

Total from investment operations	1.28	(0.21)	0.36	(0.16)	0.52

Dividends/Distributions to Shareholders
Net investment income	(0.57)	(0.70)	(0.75)	(0.78)	(0.86)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.57)	(0.70)	(0.75)	(0.78)	(0.86)

Net Asset Value
End of period	$7.76	$7.05	$7.96	$8.35	$9.29

Total Return[2]	18.76%	(2.60% )	4.49%	(2.01% )	5.43%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.64%	2.65%	3.54%	3.54%	3.60%
Net investment income, after reimbursement/fee waiver	7.26%	9.42%	8.45%	8.67%	8.94%
Portfolio turnover rate	171%	126%	119%	57%	30%
Net assets, end of period (in thousands)	$7,973	$7,604	$2,161	$1,607	$1,610

	Transamerica Premier Cash Reserve Fund

	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01	0.02	0.04	0.06	0.05
Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Total from investment operations	0.01	0.02	0.04	0.06	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.01)	(0.02)	(0.04)	(0.06)	(0.05)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.01)	(0.02)	(0.04)	(0.06)	(0.05)

Net Asset Value
End of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.92%	1.62%	4.12%	6.34%	5.05%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.88%	0.60%	0.74%	0.57%	0.66%
Net investment income, after reimbursement/fee waiver	0.92%	1.59%	4.04%	6.16%	4.97%
Net assets, end of period (in thousands)	$43,847	$48,290	$68,898	$136,278	$165,301

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.49, $0.56, $0.48, $0.55 and $0.55, for the High Yield Bond Fund and $0.00, $0.01, $0.04, $0.06 and $0.05, for the Cash Reserve Fund for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

page	33	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund

	Institutional Class
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$7.01	$7.91	$8.30	$9.25	$9.61

Operations
Net investment income[1]	0.56[a]	0.71[a]	0.80	0.81	0.88
Net realized and unrealized gain (loss) on investments	0.71	(0.90)	(0.42)	(0.96)	(0.36)

Total from investment operations	1.27	(0.19)	0.38	(0.15)	0.52

Dividends/Distributions to Shareholders
Net investment income	(0.58)	(0.71)	(0.77)	(0.80)	(0.88)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.58)	(0.71)	(0.77)	(0.80)	(0.88)

Net Asset Value
End of period	$7.70	$7.01	$7.91	$8.30	$9.25

Total Return[2]	18.87%	(2.24% )	4.77%	(1.88% )	5.50%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.72%	0.74%	0.69%	0.68%	0.69%
Net investment income, after reimbursement/fee waiver	7.56%	9.72%	8.71%	8.94%	9.10%
Portfolio turnover rate	171%	126%	119%	57%	30%
Net assets, end of period (in thousands)	$118,982	$105,644	$100,745	$85,385	$77,159

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.55, $0.70, $0.76, $0.80 and $0.87, for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	34

	Transamerica Premier Core Equity Fund

	Class A
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$8.84		$11.06	$12.09	$11.35	$10.59

Operations
Net investment loss[1]	(0.02)[a]		(0.02)[a]	(0.12)[a]	(0.12)[a]	(0.11)[a]
Net realized and unrealized gain (loss) on investments	2.30		(2.20)	(0.87)	1.33	0.87

Total from investment operations	2.28		(2.22)	(0.99)	1.21	0.76

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.04)	(0.47)	—

Total dividends/distributions	—		—	(0.04)	(0.47)	—

Net Asset Value
End of period	$11.12		$8.84	$11.06	$12.09	$11.35

Total Return[2]	25.79%		(20.07% )	(8.20% )	10.65%	7.18%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.30%		1.30%	1.30%	1.30%	1.30%
Before reimbursement/fee waiver	2.37%		4.91%	16.31%	18.44%	67.64%
Net investment loss, after reimbursement/fee waiver	(0.16%	)	(0.19% )	(1.01% )	(0.93% )	(0.99%	)
Portfolio turnover rate	24%		72%	61%	52%	87%
Net assets, end of period (in thousands)	$6,938		$2,276	$264	$224	$87

	Transamerica Premier Equity Fund

	Class A
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$12.77		$16.93	$20.62	$31.88	$24.79

Operations
Net investment loss[1]	(0.09)[a]		(0.13)[a]	(0.21)	(0.43)[a]	(0.37)[a]
Net realized and unrealized gain (loss) on investments	3.98		(4.03)	(3.48)	(3.40)	8.39

Total from investment operations	3.89		(4.16)	(3.69)	(3.83)	8.02

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	—	(7.43)	(0.93)

Total dividends/distributions	—		—	—	(7.43)	(0.93)

Net Asset Value
End of period	$16.66		$12.77	$16.93	$20.62	$31.88

Total Return[2]	30.46%		(24.57% )	(17.90% )	(14.06% )	32.88%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.60%		1.60%	1.60%	1.60%	1.60%
Before reimbursement/fee waiver	1.78%		2.23%	7.32%	5.45%	18.56%
Net investment loss, after reimbursement/fee waiver	(0.64%	)	(0.94% )	(1.23% )	(1.39% )	(1.33% )
Portfolio turnover rate	38%		34%	42%	40%	42%
Net assets, end of period (in thousands)	$23,271		$14,451	$598	$717	$530

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(0.12), $(0.37), $(1.84), $(2.29) and $(7.21) for the Core Equity Fund and $(0.12), $(0.21), $(1.18), $(1.84) and $(5.01) for the Equity Fund for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year. Performance shown does not include effects of any sales charges.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

page	35	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus FundΔ

	Class A
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$9.87		$13.76	$19.16	$33.49	$22.41

Operations
Net investment loss[1]	(0.09)[a]		(0.12)[a]	(0.16)[a]	(0.45)[a]	(0.37)[a]
Net realized and unrealized gain (loss) on investments	4.01		(3.77)	(4.44)	(4.31)	12.36

Total from investment operations	3.92		(3.89)	(4.60)	(4.76)	11.99

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.80)	(9.57)	(0.91)

Total dividends/distributions	—		—	(0.80)	(9.57)	(0.91)

Net Asset Value
End of period	$13.79		$9.87	$13.76	$19.16	$33.49

Total Return[2]	39.72%		(28.27% )	(24.03% )	(18.71% )	54.09%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%		1.50%	1.50%	1.50%	1.50%
Before reimbursement/fee waiver	2.28%		4.03%	7.19%	4.44%	8.63%
Net investment loss, after reimbursement/fee waiver	(0.76%	)	(1.13% )	(0.99% )	(1.33% )	(1.43% )
Portfolio turnover rate	59%		43%	70%	65%	80%
Net assets, end of period (in thousands)	$5,979		$2,951	$605	$795	$778

	Transamerica Premier Growth Opportunities Fund

	Class A
	Year Ended December 31, 2003		Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$12.58		$15.45	$20.68	$38.87	$21.99

Operations
Net investment loss[1]	(0.11)[a]		(0.16)[a]	(0.18)[a]	(0.52)[a]	(0.35)[a]
Net realized and unrealized gain (loss) on investments	4.40		(2.71)	(4.39)	(7.68)	20.27

Total from investment operations	4.29		(2.87)	(4.57)	(8.20)	19.92

Dividends/Distributions to Shareholders
Net investment income	—		—	—	—	—
Net realized gains on investments	—		—	(0.66)	(9.99)	(3.04)

Total dividends/distributions	—		—	(0.66)	(9.99)	(3.04)

Net Asset Value
End of period	$16.87		$12.58	$15.45	$20.68	$38.87

Total Return[2]	34.10%		(18.58% )	(22.12% )	(26.21% )	93.63%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.50%		1.50%	1.50%	1.50%	1.50%
Before reimbursement/fee waiver	2.06%		3.93%	7.11%	4.27%	9.86%
Net investment loss, after reimbursement/fee waiver	(0.72%	)	(1.18% )	(1.18% )	(1.33% )	(1.26% )
Portfolio turnover rate	29%		37%	55%	78%	50%
Net assets, end of period (in thousands)	$9,328		$2,973	$680	$1,104	$1,062

ΔOn May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to the Transamerica Premier Focus Fund.

1Net investment loss is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed  expenses, net investment loss per share would have been $(0.17), $(0.39), $(1.05), $(1.46) and $(2.21) for the Focus Fund and $(0.19), $(0.50), $(1.06), $(1.63) and $(2.65) for the Growth Opportunities Fund for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year. Performance shown does not include effects of any sales charges.

aPer share net investment loss has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	36

	Transamerica Premier Balanced Fund

	Class A
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$ 16.55	$18.68	$20.06	$20.47	$19.25

Operations
Net investment income[1]	0.18[a]	0.28[a]	0.28	0.35[a]	0.33[a]
Net realized and unrealized gain (loss) on investments	3.61	(2.09)	(1.38)	1.60	2.39

Total from investment operations	3.79	(1.81)	(1.10)	1.95	2.72

Dividends/Distributions to Shareholders
Net investment income	(0.21)	(0.32)	(0.24)	(0.22)	(0.35)
Net realized gains on investments	—	—	(0.04)	(2.14)	(1.15)

Total dividends/distributions	(0.21)	(0.32)	(0.28)	(2.36)	(1.50)

Net Asset Value
End of period	$20.13	$16.55	$18.68	$20.06	$20.47

Total Return[2]	22.91%	(9.69% )	(5.51% )	(9.57% )	14.48%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.55%	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	1.73%	2.53%	10.47%	10.25%	17.18%
Net investment income, after reimbursement/fee waiver	0.98%	1.61%	1.41%	1.57%	1.65%
Portfolio turnover rate	39%	57%	77%	96%	61%
Net assets, end of period (in thousands)	$15,885	$7,828	$ 423	$ 398	$ 339

	Transamerica Premier Bond Fund

	Class A
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$ 9.05	$ 9.97	$9.86	$9.73	$10.40

Operations
Net investment income[1]	0.24[a]	0.47[a]	0.56	0.62	0.55
Net realized and unrealized gain (loss) on investments	0.27	(0.87)	0.32	0.12	(0.57)

Total from investment operations	0.51	(0.40)	0.88	0.74	(0.02)

Dividends/Distributions to Shareholders
Net investment income	(0.36)	(0.48)	(0.56)	(0.61)	(0.58)
Net realized gains on investments	—	(0.04)	(0.21)	—	(0.07)

Total dividends/distributions	(0.36)	(0.52)	(0.77)	(0.61)	(0.65)

Net Asset Value
End of period	$ 9.20	$9.05	$9.97	$9.86	$9.73

Total Return[2]	5.66%	(3.90% )	9.15%	7.89%	(0.22% )

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.40%	1.40%	1.40%	1.40%	1.40%
Before reimbursement/fee waiver	2.13%	2.89%	13.28%	16.72%	26.13%
Net investment income, after reimbursement/fee waiver	2.62%	5.19%	5.25%	6.32%	5.82%
Portfolio turnover rate	179%	258%	442%	461%	301%
Net assets, end of period (in thousands)	$4,512	$4,356	$ 311	$ 261	$ 145

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income (loss) per share would have been $0.14, $0.11, $(1.32), $(1.58) and $(2.79) for the Balanced Fund and $0.17, $0.34, $(0.66), $(0.88) and $(1.77) for the Bond Fund for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year. Performance shown does not include effects of any sales charges.

aPer share net investment income has been determined on the basis of the average number of shares outstanding during the year.

See notes to financial statements

page	37	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Cash Reserve Fund

	Class A
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Operations
Net investment income[1]	0.01	0.01	0.04	0.06	0.05
Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Total from investment operations	0.01	0.01	0.04	0.06	0.05

Dividends/Distributions to Shareholders
Net investment income	(0.01)	(0.01)	(0.04)	(0.06)	(0.05)
Net realized gains on investments	—	—	—	—	—

Total dividends/distributions	(0.01)	(0.01)	(0.04)	(0.06)	(0.05)

Net Asset Value
End of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	0.57%	1.27%	3.76%	5.97%	4.68%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.60%	0.60%	0.60%	0.60%	0.60%
Before reimbursement/fee waiver	5.44%	2.96%	3.02%	2.98%	4.78%
Net investment income, after reimbursement/fee waiver	0.61%	1.28%	3.65%	5.84%	4.58%
Net assets, end of period (in thousands)	$62	$1,207	$1,658	$1,286	$819

1Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 2). If the Adviser had not waived fees and the Administrator had not reimbursed   expenses, net investment income (loss) per share would have been $(0.04), $(0.01), $0.01, $0.03 and $0.00 for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively.

2Total return represents aggregate total return for each year. Performance shown does not include effects of any sales charges.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	38

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

(all amounts in thousands)

1. Significant Accounting Policies

Transamerica Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Company is composed of nine Funds: Transamerica Premier Core Equity Fund (the “Core Equity Fund”), Transamerica Premier Equity Fund (the “Equity Fund”), Transamerica Premier Focus Fund (the “Focus Fund”), formerly Transamerica Premier Aggressive Growth Fund, Transamerica Premier Growth Opportunities Fund (the “Growth Opportunities Fund”), Transamerica Premier Balanced Fund (the “Balanced Fund”), Transamerica Premier Bond Fund (the “Bond Fund”), Transamerica Premier High Yield Bond Fund (the “High Yield Fund”), Transamerica Premier Cash Reserve Fund (the “Cash Reserve Fund”) and Transamerica Premier Index Fund (the “Index Fund”), (collectively referred to as the “Funds”). All of the Funds are diversified except the Focus Fund, which is non-diversified under the 1940 Act. For information on investment objectives and strategies, please refer to the Funds’ prospectus.

Information pertaining to the Index Fund appears in a separate set of financial statements.

All of the Premier Funds, with the exception of the High Yield Fund, offer two classes of shares: Investor and Class A. Effective November 15, 2002, Shareholders of Class M were moved to Class A. The High Yield Fund offers two classes of shares, the Investor and the Institutional Class. Each share of each class of a Fund represents an identical legal interest in the investment of the Fund. The Investor, Institutional and Class A shares differ with respect to distribution and certain other class-specific expenses and waivers.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

(A) Valuation of Securities

Equity securities listed on a principal exchange (U.S. or foreign) and over-the-counter securities are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and the closing asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Debt securities with a maturity of 61 days or more are valued on the basis of valuations obtained from a commercial pricing service or dealer-supplied quotations. Debt securities with a maturity of 60 days or less, and all investments in the Cash Reserve Fund, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith pursuant to procedures established by the Company’s Board of Directors.

(B)	Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Gains and losses on sales of investments are determined on the identified cost basis for both financial statement and Federal income tax purposes. Interest income and operating expenses are recorded daily on an accrual basis. Discount is recorded on a daily basis using the effective yield method except the Cash Reserve Fund which recognized discount and premium on a straight line basis. Dividend income is recorded on the ex-dividend date. Expenses not directly chargeable to a specific Fund/class are allocated primarily on the basis of relative average daily net assets.

(C) Dividends and Distributions

Dividends from net investment income on shares of the Cash Reserve Fund are declared daily and paid monthly. Dividends from net investment income on shares of the Bond Fund and High Yield Fund are declared and paid monthly. Dividends from net investment income, if any, on shares of the Core Equity Fund, the Equity Fund, the Focus Fund, the Growth Opportunities Fund and the Balanced Fund are declared and paid annually. Each Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by each Fund are recorded on the ex-dividend date, except for the Cash Reserve Fund, which records dividends daily. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a Fund level.

The tax character of distributions paid to shareholders during 2003 and 2002 were as follows:

	2003			2002

	Ordinary Income	Long- Term Capital Gain	Total	Ordinary Income	Long- Term Capital Gain	Total

Core Equity Fund	$—	$—	$—	$—	$—	$—
Equity Fund	—	—	—	—	—	—
Focus Fund	—	—	—	—	—	—
Growth Opportunities Fund	—	—	—	—	—	—
Balanced Fund	2,244	—	2,244	2,920	—	2,920
Bond Fund	1,089	—	1,089	1,532	—	1,532
High Yield Fund	9,575	—	9,575	10,358	—	10,358
Cash Reserve Fund	430	—	430	2,056	—	2,056

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)

Core Equity Fund	—	—	(1,449)	3,594	2,145
Equity Fund	—	—	(12,696)	38,039	25,343
Focus Fund	—	—	(42,364)	14,808	(27,556)
Growth Opportunities Fund	—	—	(66,758)	29,039	(37,719)
Balanced Fund	20	—	(15,618)	34,878	19,280
Bond Fund	4	—	(2,296)	94	(2,198)
High Yield Fund	5	—	(27,177)	6,520	(20,652)
Cash Reserve Fund	—	—	—	—	—

**	Differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from Real Estate Investment Trusts and premium amortization.

page	39	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

As of December 31, 2003, the following Funds have a capital loss carry-forward:

	Expiring December 2009	Expiring December 2010	Expiring December 2011

Core Equity Fund	$261	$895	$293
Equity Fund	4,277	7,785	634
Focus Fund	21,263	21,101	—
Growth Opportunities Fund	61,302	3,461	1,995
Balanced Fund	3,748	11,870	—
Bond Fund	—	2,296	—
High Yield Fund	9,358	17,819	—

(D) Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing to shareholders substantially all of its taxable income. Therefore, no Federal income or excise tax provision is required to be paid by each Fund.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for items such as deferral of wash sales, return of capital distributions from Real Estate Investment Trusts, premium amortization, net operating losses and capital loss carry-forwards. Permanent items identified in the year ended December 31, 2003, have been reclassified among components of net assets as follows:

Fund	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-In Capital

Core Equity Fund	15	—	(15)
Equity Fund	717	—	(717)
Focus Fund	553	—	(553)
Growth Opportunities Fund	646	—	(646)
Balanced Fund	247	(247)	—
Bond Fund	338	(338)	—
High Yield Fund	401	(401)	—
Cash Reserve Fund	—	—	—

(E) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.	Investment Advisory Fees And Other Transactions With Affiliates

The Company has an Investment Advisory and Administrative Services Agreement (the “Agreement”) with Transamerica Investment Management, LLC (the “Adviser”) and Transamerica Investment Services, Inc. (the “Sub-Adviser”) on behalf of each Fund. For its services to the Funds, the Adviser receives a monthly fee, based on an annual percentage of the average daily net assets of each Fund. The annual fees for the Funds are as follows:

Fund	First $1 Billion	Next $1 Billion	In Excess of $2 Billion

Core Equity Fund	0.75%	0.72%	0.70%
Equity Fund	0.85%	0.82%	0.80%
Focus Fund	0.85%	0.82%	0.80%
Growth Opportunities Fund	0.85%	0.82%	0.80%
Balanced Fund	0.75%	0.72%	0.70%
Bond Fund	0.60%	0.57%	0.55%
High Yield Fund	0.55%	0.52%	0.50%
Cash Reserve Fund	0.35%	0.35%	0.35%

The Sub-Adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V. and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Funds. The Adviser has agreed to waive its fees and assume any other operating expenses (other than certain extraordinary or non- recurring expenses) which together exceed a specified percentage of the average daily net assets of that Fund. These waivers and subsidies may be terminated at any time without notice. The specified percentages are as follows:

Fund	Investor Class	Institutional Class	Class A

Core Equity Fund	1.20%	—	1.30%
Equity Fund	1.50%	—	1.60%
Focus Fund	1.40%	—	1.50%
Growth Opportunities Fund	1.40%	—	1.50%
Balanced Fund	1.45%	—	1.55%
Bond Fund	1.30%	—	1.40%
High Yield Fund	0.90%	0.65%	—
Cash Reserve Fund	0.25%	—	0.60%

Effective October 1, 2003, the Adviser entered into an agreement with AEGON/Transamerica Fund Services, Inc. (“ATFS”) for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions, tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Adviser currently pays for the services on behalf of the Funds. ATFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio, which is an indirect, wholly-owned subsidiary of AEGON N.V.

Effective December 5, 2003, AEGON/Transamerica Investor Services, Inc. (“ATIS”) became the Funds transfer agent, assuming this responsibility from State Street Bank/Boston Financial Data Services. ATIS is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. Accrued transfer agency fees payable to ATIS as of December 31, 2003, were $52.

Effective December 5, 2003, AFSG Securities Corporation (“AFSG”) became the principal underwriter and distributor of the shares for each of the Funds, assuming this responsibility from Transamerica Securities Sales Corporation (“TSSC”). AFSG is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. TSSC is an indirect wholly-owned subsidiary of AEGON N.V.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	40

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2003

(all amounts in thousands)

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds (amounts not in thousands) a $10,000 annual fee, $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 2003, the Funds expensed aggregate fees of $61,849 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of December 31, 2003, Transamerica Corporation and its affiliates held the following percentages of outstanding shares:

Fund

Core Equity Fund	74%
Equity Fund	25%
Focus Fund	25%
Growth Opportunities Fund	31%
Balanced Fund	49%
Bond Fund	81%
High Yield Fund	94%
Cash Reserve Fund	8%

3. Distribution Plans

The 12b-1 plans of distribution and related distribution contracts require the Funds to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares, there is an annual 12b-1 distribution fee of 0.25% of the average daily net assets, except for the Cash Reserve Fund, which pay a distribution fee of 0.10% of the average daily net assets. On November 1, 1997, TSSC and subsequently AFSG agreed to waive the distribution fees indefinitely for the Cash Reserve Fund. The fee waivers may be terminated at any time without notice. For the Institutional Shares, there is no annual 12b-1 distribution fee. For Class A shares, there is an annual 12b-1 distribution fee of 0.35%.

Class A and Investor shareholders may pay an administrative fee of 0.25% of the average daily net assets of their respective class, except for the Cash Reserve and High Yield Funds. This fee is paid to securities dealers and financial intermediaries for providing personal services and account maintenance for their customers who hold such shares.

4. Security Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2003 were as follows:

Fund	Purchases	U.S. Government Purchases	Proceeds from Sales	U.S. Government Sales

Core Equity Fund	$12,007	$—	$3,368	$—
Equity Fund	73,866	—	53,876	—
Focus Fund	43,219	—	70,246	—
Growth Opportunities Fund	25,106	—	35,647	—
Balanced Fund	83,653	11,675	56,188	5,772
Bond Fund	33,852	13,286	33,086	15,064
High Yield Fund	197,957	—	193,732	—

5. Capital Stock Transactions

At December 31, 2003, there were two billion shares of $0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the years and class indicated.

Effective October 1, 2003, the Core Equity Fund, Equity Fund, Focus Fund and Growth Opportunities Fund instituted a short-term redemption fee. Shares of these funds purchased on or after October 1, 2003 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees collected through December 31, 2003, are included as a reduction to the amount of Capital stock redeemed in the tables below. The amount of the reduction is as follows:

Fund

Core Equity Fund	$—
Equity Fund	1
Focus Fund	—
Growth Opportunities Fund	13

TRANSAMERICA PREMIER CORE EQUITY FUND		Authorized Shares — 60,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	859	$8,683	217	$2,252
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(183)	(1,824)	(212)	(2,119)

Net increase	676	$6,859	5	$133

TRANSAMERICA PREMIER CORE EQUITY FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,037	$10,318	346	$3,388
Capital stock issued from conversion of Class M to Class A	—	—	35	310
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(671)	(6,798)	(147)	(1,375)

Net increase	366	$3,520	234	$2,323

page	41	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER EQUITY FUND		Authorized Shares — 100,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	6,529	$89,657	3,001	$42,052
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(5,329)	(75,892)	(4,492)	(63,605)

Net increase (decrease)	1,200	$13,765	(1,491)	$(21,553)

TRANSAMERICA PREMIER EQUITY FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	603	$8,632	1,247	$16,136
Capital stock issued from conversion of Class M to Class A	—	—	36	482
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(338)	(4,814)	(187)	(2,540)

Net increase	265	$3,818	1,096	$14,078

TRANSAMERICA PREMIER FOCUS FUNDΔ		Authorized Shares — 60,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,670	$18,199	2,261	$23,457
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(2,790)	(31,328)	(2,623)	(28,997)

Net decrease	(1,120)	$(13,129)	(362)	$(5,540)

TRANSAMERICA PREMIER FOCUS FUNDΔ

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,193	$14,223	370	$3,971
Capital stock issued from conversion of Class M to Class A	—	—	69	717
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(1,059)	(12,889)	(184)	(1,985)

Net increase	134	$1,334	255	$2,703

Δ	On May 1, 2003, the name of the Fund changed from the Transamerica Premier Aggressive Growth Fund to Transamerica Premier Focus Fund.

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND		Authorized Shares — 60,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	3,993	$53,757	9,025	$128,692
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(4,897)	(67,250)	(10,990)	(157,227)

Net decrease	(904)	$(13,493)	(1,965)	$(28,535)

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,253	$18,345	305	$4,169
Capital stock issued from conversion of Class M to Class A	—	—	57	755
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	—
Capital stock redeemed	(936)	(13,975)	(170)	(2,283)

Net increase	317	$4,370	192	$2,641

TRANSAMERICA PREMIER BALANCED FUND		Authorized Shares — 60,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	3,094	$55,785	3,124	$56,101
Capital stock issued upon reinvestment of dividends and distributions	102	2,060	166	2,750
Capital stock redeemed	(1,756)	(31,617)	(3,075)	(54,199)

Net increase	1,440	$26,228	215	$4,652

TRANSAMERICA PREMIER BALANCED FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	515	$9,122	559	$9,753
Capital stock issued from conversion of Class M to Class A	—	—	28	470
Capital stock issued upon reinvestment of dividends and distributions	8	167	9	147
Capital stock redeemed	(208)	(3,702)	(146)	(2,487)

Net increase	315	$5,587	450	$7,883

TRANSAMERICA PREMIER BOND FUND		Authorized Shares — 60,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	612	$5,644	2,299	$20,444
Capital stock issued upon reinvestment of dividends and distributions	97	893	144	1,324
Capital stock redeemed	(840)	(7,726)	(2,131)	(18,684)

Net increase (decrease)	(131)	$(1,189)	312	$3,084

TRANSAMERICA PREMIER BOND FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	156	$1,439	717	$6,626
Capital stock issued from conversion of Class M to Class A	—	—	36	316
Capital stock issued upon reinvestment of dividends and distributions	19	175	17	161
Capital stock redeemed	(167)	(1,544)	(320)	(2,912)

Net increase	8	$70	450	$4,191

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	42

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2003

(all amounts in thousands)

TRANSAMERICA PREMIER HIGH YIELD BOND FUND		Authorized Shares — 50,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	5,102	$37,600	2,894	$20,323
Capital stock issued upon reinvestment of dividends and distributions	82	612	50	356
Capital stock redeemed	(5,234)	(38,825)	(2,138)	(15,113)

Net increase (decrease)	(50)	$(613)	806	$5,566

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Institutional Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,566	$11,482	1,396	$10,357
Capital stock issued upon reinvestment of dividends and distributions	1,208	8,915	1,381	9,986
Capital stock redeemed	(2,397)	(17,834)	(441)	(3,130)

Net increase	377	$2,563	2,336	$17,213

Supplemental Tax Information

(unaudited)

For dividends paid during the year ended December 31, 2003, the Balanced Fund designates 66.0% and the High Yield Fund designates 1.4% as qualified dividend income.

The following percentages of ordinary dividends received during 2003 qualify for the 70% corporate dividend received deduction: Balanced Fund 40.6% and High Yield Fund 1.4%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2003 by the percentage noted above for each fund in which they invest.

TRANSAMERICA PREMIER CASH RESERVE FUND		Authorized Shares — 510,000

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	52,156	$52,152	330,099	$330,099
Capital stock issued upon reinvestment of dividends and distributions	386	388	1,991	1,991
Capital stock redeemed	(56,986)	(56,984)	(352,698)	(352,698)

Net decrease	(4,444)	$(4,444)	(20,608)	$(20,608)

TRANSAMERICA PREMIER CASH RESERVE FUND

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	180	$180	2,496	$2,496
Capital stock issued from conversion of Class M to Class A	—	—	821	821
Capital stock issued upon reinvestment of dividends and distributions	4	4	22	22
Capital stock redeemed	(1,328)	(1,328)	(3,791)	(3,791)

Net decrease	(1,144)	$(1,144)	(452)	$(452)

page	43	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors of the Company, their business addresses and their principal occupations during the past five years are listed below. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 62	President and Chairman of the Board	Indefinite** President 1999 – present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC, 2000 – present; President and Chief Investment Officer, Transamerica Investment Services, 1967 – present	N/A

Sandra N. Bane 303 Polmetto Drive Pasadena, CA 91105 Age 51	Director	Indefinite** 2003 – present	9	Retired CPA, 1999 – present; Audit Partner, KPMG Peat Marwick, 1975 – 1999	Big 5 Sporting Goods (2002 – present)

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 54	Director	Indefinite** 1995 – present	9	Dean of Robinson College of Business, Georgia State University, 1997 – present.	The ServiceMaster Company (1994 – present) Total System Services, Inc. (2000 – present)

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 70	Director	Indefinite** 1995 – present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage), 1994 – present.	N/A

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 68	Director	Indefinite** 1995 – present	9	Chairman of Carl Terzian Associates (public relations), 1969 – present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present) Electronic Clearing House, Inc. (2002 – present)

Brian C. Scott 570 Carillon Parkway St. Petersburg, FL 33716 Age 60	Chief Executive Officer	Indefinite** September 2003 – present	N/A	Director/Trustee, President & Chief Executive Officer, AEGON/Transamerica Series Fund, Inc. (“ATSF”), IDEX Mutual Funds (“IDEX”), Transamerica Occidental’s Separate Account Fund B (“Fund B”), Transamerica Income Shares, Inc. (“TIS”); Director & President, Transamerica Index Funds, Inc. (“TIF”); Director, President & Chief Executive Officer, Endeavor Management Co. (2001 – 2002); Manager, Transamerica Investment Management, LLC; President, Director & Chief Executive Officer, AEGON/ Transamerica Fund Advisers, Inc. (“ATFA”), AEGON/Transamerica Fund Services, Inc. (“ ATFS”), AEGON/Transamerica Investor Services, Inc. (“ATIS”).	N/A

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	44

DIRECTORS AND OFFICERS (Continued)

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director

John K. Carter 570 Carillon Parkway St. Petersburg, FL 33716 Age 42	Vice President, Secretary & Anti-Money Laundering Officer	Indefinite** September 2003 – present	N/A	General Counsel, Sr. Vice President & Secretary, ATSF, IDEX, Fund B & TIS; Vice President & Secretary, TIF; Vice President & Senior Counsel, Western Reserve Life Assurance Co. of Ohio (“WRL”); Director, General Counsel, Sr. Vice President & Secretary, ATFA, ATIS & ATFS; Vice President, AFSG; Vice President & Counsel (March 1997 – May, 1999), Salomon Smith Barney.	N/A

Kim D. Day 570 Carillon Parkway St. Petersburg, FL 33716 Age 48	Vice President & Treasurer	Indefinite** September 2003 – present	N/A	Vice President, Treasurer & Principal Financial Officer, ATSF, IDEX, TIS, Fund B; Vice President & Treasurer, ATFS, ATFA & ATIS; Asst. Vice President, WRL	N/A

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Gary U. Rollé.

**Directors and officers serve an indefinite term until his/her successor is elected.

page	45	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Transamerica Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Investors, Inc. (comprising respectively, the Transamerica Premier Focus Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Equity Fund, Transamerica Premier Core Equity Fund, Transamerica Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Bond Fund, and Transamerica Premier Cash Reserve Fund) (the “Funds”) as of December 31, 2003, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Investors, Inc., as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Los Angeles, California

February 13, 2004

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	46

Transamerica Premier Funds

Directors

Gary U. Rollé

Chairman of the Board

Sandra N. Bane

Sidney E. Harris

Charles C. Reed

Carl R. Terzian

Officers

Brian C. Scott

Chief Executive Officer

John K. Carter

Vice President, Secretary & Anti-Money Laundering Officer

Kim D. Day

Vice President & Treasurer

Investment Adviser

Transamerica Investment Management, LLC

1150 South Olive Street

Los Angeles, California 90015

Distributor

AFSG Securities Corporation

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent

AEGON/Transamerica

Investor Services, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

page	47	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

AEGON Transamerica Investor Svcs. Inc.

P.O. BOX 9035

CLEARWATER, FLORIDA 33758-9035

This report is for the information of the shareholders of Transamerica Premier Funds. Its use in connection with any offering of the Funds’ shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

These Funds are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

©2001 AFSG Securities Corporation, Distributor

AFSG Securities Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)

http://transamericafunds.com

e-mail: PremierFunds@Transamerica.com

TPF 577-0204

President’s Report	1

Investment Adviser Outlook	2

Financial Statements

Statement of Assets and Liabilities	3

Statement of Operations	4

Statement of Changes in Net Assets	5

Financial Highlights	6

Notes to Financial Statements	8

Directors and Officers	10

Report of Independent Auditors	12

State Street Equity 500 Index Portfolio

Management Discussion of Fund Performance and Analysis	1

Portfolio of Investments	3

Financial Statements

Statement of Assets and Liabilities	9

Statement of Operations	10

Statement of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Auditors	15

Trustees and Officers	16

I am pleased to present the 2003 Annual Report for the Transamerica Premier Funds, which had an excellent year. Across the board, our equity funds, Transamerica Premier Balanced Fund and the equity-sensitive Transamerica Premier High Yield Bond Fund posted double-digit gains. Transamerica Premier Bond Fund delivered a one year total return in excess of its benchmark, the Lehman Brothers U.S. Government/Credit Index. Also, Transamerica Premier Cash Reserve was consistently one of the higher-yielding money market funds in the country based on the Wall Street Journal Quarterly Mutual-Funds Review.

Throughout the year, we positioned the funds for an economic recovery with enough power to lift corporate profitability and boost investor confidence in equities. Although it took several months longer than we anticipated for this to occur, by mid-year the stock market was well on its way to an exceptionally strong year, aided by historically low interest rates, federal tax cuts and tax incentives that stimulated consumer and business spending.

Rising corporate profits also gave a boost to the corporate bond market, which outperformed government securities by a wide margin. Once again, we anticipated this development. Overweighting corporate bonds – and within the corporate sector, industries that stood to benefit disproportionately from economic recovery – helped our bond portfolios outperform the broader bond market and their benchmarks.

In other significant developments, we changed the name and investment parameters of Transamerica Premier Aggressive Growth Fund, now Transamerica Premier Focus Fund. The fund’s new guidelines, which took effect in the second quarter of the year, permit greater flexibility in the pursuit of long-term capital growth and helped it outperform its benchmark, the Standard and Poor’s 500 Corporate Stock Index, with a one-year total return of 39.54%.

We also took additional steps during 2003 to protect the interests of shareholders. For instance, with an eye toward maintaining high-quality service while controlling administrative fees, we hired a new transfer agent. In addition, we instituted a short-term redemption fee designed to discourage market timing in the funds, a practice that can be detrimental to the interests of shareholders (like ourselves) who have made long-term commitments to the funds. As investors and portfolio managers who seek superior returns over periods of three to five years, we are opposed philosophically and as a practical matter to investors who use the funds as tools for short-term gains.

Finally, on behalf of your portfolio managers and all of us at Transamerica, I want to thank you for your continued support of the Premier Funds.

Sincerely,

Gary U. Rollé

President

page	1	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND

Primary Manager: Lisa L. Hansen, Secondary Managers: Christopher J. Bonavico; Sangita V. Patel

Market Environment

Over the past twelve months, the pendulum of investor sentiment swung widely, from pessimism and concern in the first quarter to optimism in the final months. Initially, war with Iraq, weak earnings reports and persistently high unemployment levels pushed the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) into negative territory. As the year progressed, however, earnings reports steadily improved, reflecting tax cuts and low interest rates that kept consumer spending high and stimulated business spending after years of restructuring and belt-tightening. Meanwhile, economic growth accelerated and unemployment levels showed signs of stabilizing. In the end, the S&P 500 advanced 28.67%, driven by this combination of stronger economic data and improved corporate earnings, as well as pent-up demand for an alternative to low-yielding bond investments. Finally, new tax laws that made both dividend income and capital gains more attractive provided an additional incentive to invest in equities.

Performance

For the year ended December 31, 2003, Transamerica Premier Index Fund returned 28.33%. By comparison its benchmark, the S&P 500 returned 28.67%.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

TRANSAMERICA PREMIER INDEX FUND WITH THE S&P 500 INDEX**

Total Returns As of December 31, 2003	Average Annual Total Return
	One Year	Five Years	Since Inception*

Investor Class	28.33%	–0.75%	9.62%

Class A (NAV)	28.50%	–0.93%	0.71%

Class A (POP)	21.75%	–1.99%	–0.27%

S&P 500 Index(1)	28.67%	–0.57%	9.85%

(1)	Source: Standard & Poor’s Micropal®© Micropal, Inc. 2003 — 1-800-507-5323 — http://www.micropal.com
The Standard and Poor’s 500 Composite Stock Price Index (“S&P 500”) consists of 500 widely held, publicly traded common stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. You cannot invest directly in an index.
*	Investor Class — October 2, 1995. Class A — June 30, 1998.
**	Hypothetical illustration of $10,000 invested at inception, assuming reinvestment of dividends and capital gains at net asset value through December 31, 2003.
Note: All performance information represents past performance and is not indicative of future results. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses, the aggregate total return of the Fund would have been lower. The graph for Class A prior to June 30, 1998 depicts performance based on the Investor Class of this Fund, but is recalculated using the current maximum sales charge and distribution fees (12b-1) for each class.
Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted.
This information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Net Asset Value (NAV) returns include reinvestment of dividends and capital gains, but do not reflect any sales charges.
Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.25%.
This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objective and policies of this fund.

TRANSAMERICA PREMIER FUNDS 2003 ANNUAL REPORT	page	2

TRANSAMERICA PREMIER INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

(all amounts except per share amounts in thousands)

Assets
Investment in State Street Equity 500 Index Portfolio, at cost	$59,288

Investment in State Street Equity 500 Index Portfolio, at value (Notes 1 and 2)	$69,726

Receivables:
Fund shares sold	211
Reimbursement from adviser	30
Prepaid expenses and other assets	1

$69,968

Liabilities
Payables:
Fund shares redeemed	55
Directors’ fees	1
Distribution fees	5
Other accrued expenses	50

111

Total Net Assets	$69,857

Net Assets Consist Of:
Paid in capital	$65,832
Undistributed net investment income	26
Accumulated net realized loss on investments and futures contracts	(6,439)
Net unrealized appreciation of investments and futures contracts	10,438

Total Net Assets	$69,857

Investor Class
Net Assets	$69,746
Shares Outstanding	4,385

Net Asset Value, Offering Price and Redemption Price Per Share	$15.91

Class A
Net Assets	$111
Shares Outstanding	7

Net Asset Value, Offering Price and Redemption Price Per Share	$15.94

Maximum Sales Charge	5.25%
Maximum Offering Price Per Share	$16.82

See notes to financial statements

page	3	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

TRANSAMERICA PREMIER INDEX FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

(all amounts in thousands)

Investment Income
Allocated from Portfolio:
Interest income	$28
Dividend income	923
Expenses	(24)

Total Allocated from Portfolio	927

Total Income	927

Expenses
Transfer agent fees:
Investor Class	160
Class A	25
Distribution fees:
Investor Class	53
Class A	1
Accounting fees	25
Registration fees	29
Audit fees	11
Legal fees	2
Printing fees	19
Directors’ fees and expenses	4
Other expenses	10

Total expenses before waiver and reimbursement	339
Reimbursed expenses and waived fees	(229)

Net Expenses	110

Net Investment Income	817

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized loss:
Allocated from Portfolio	(2,039)

Total net realized loss	(2,039)

Change in net unrealized appreciation of investments and futures contracts
Allocated from Portfolio	15,102

Total change in net unrealized appreciation	15,102

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	13,063

Net Increase in Net Assets From Operations	$13,880

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	4

TRANSAMERICA PREMIER INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

(all amounts in thousands)

	Year Ended December 31, 2003	Year Ended December 31, 2002

Decrease in Net Assets
Operations
Net investment income	$817	$628
Net realized loss on investments and futures contracts	(2,039)	(3,019)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	15,102	(9,501)

Net decrease in net assets resulting from operations	13,880	(11,892)

Dividends / Distributions to Shareholders
Net investment income:
Investor class	(788)	(625)
Class A	(1)	(5)

Net decrease in net assets resulting from distributions	(789)	(630)

Fund Share Transactions (Note 6)	13,138	7,931

Net increase (decrease) in net assets	26,229	(4,591)
Net Assets
Beginning of year	43,628	48,219

End of year (1)	$69,857	$43,628

(1) Includes undistributed net investment income of:	$26	$650

See notes to financial statements

page	5	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Index Fund
	Investor Class
	Year Ended December 31, 2003	Year Ended December 31, 2002[1]	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of year	$12.54	$16.36	$18.81	$21.39	$18.63

Operations
Net investment income[2]	0.22	0.18	0.20	0.33	0.34
Net realized and unrealized gain (loss) on investments	3.33	(3.82)	(2.45)	(2.27)	3.47

Total from investment operations	3.55	(3.64)	(2.25)	(1.94)	3.81

Dividends / Distributions to Shareholders
Net investment income	(0.18)	(0.18)	(0.20)	(0.32)	(0.30)
Net realized gains on investments	—	—	—	(0.32)	(0.75)

Total dividends / distributions	(0.18)	(0.18)	(0.20)	(0.64)	(1.05)

Net Asset Value
End of year	$15.91	$12.54	$16.36	$18.81	$21.39

Total Return	28.33%	(22.22% )	(11.97% )	(9.15% )	20.65%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.63%	1.04%	1.01%	0.92%	0.99%
Net investment income after reimbursement/fee waiver	1.55%	1.38%	1.27%	1.58%	1.67%
Portfolio turnover rate	N/A	13%[a]	14%	18%	22%
Net assets, end of year (in thousands)	$69,746	$43,168	$46,252	$46,309	$50,374

[1]	The per share amounts and percentages reflect income accrued and expenses incurred by the Fund through November 11, 2002, combined with per share amounts and percentages reflect income accrued and expenses incurred assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio (the “Portfolio”).

[2]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 3). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment income per share would have been $0.16, $0.08, $0.08, $0.19 and $0.19 for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively. Per share net investment income has been determined on the basis of the average number of shares outstanding during each year.

[a]	Portfolio turnover rate shown represents that of the Portfolio at December 31, 2002. The portfolio turnover rate of the Fund for the period from January 1, 2002 through November 11, 2002 (“Conversion Date”) was 12%.

See notes to financial statements

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	6

FINANCIAL HIGHLIGHTS (CONCLUDED)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Index Fund

	Class A
	Year Ended December 31, 2003	Year Ended December 31, 2002[1]	Year Ended December 31, 2001	Year Ended December 31, 2000	Year Ended December 31, 1999

Net Asset Value
Beginning of period	$12.53	$16.34	$18.80	$21.37	$18.62

Operations
Net investment income[2]	0.19	0.16	0.17	0.27	0.30
Net realized and unrealized gain (loss) on investments	3.39	(3.82)	(2.47)	(2.25)	3.45

Total from investment operations	3.58	(3.66)	(2.30)	(1.98)	3.75

Dividends/Distributions to Shareholders
Net investment income	(0.17)	(0.15)	(0.16)	(0.27)	(0.25)
Net realized gains on investments	—	—	—	(0.32)	(0.75)

Total dividends/distributions	(0.17)	(0.15)	(0.16)	(0.59)	(1.00)

Net Asset Value
End of period	$15.94	$12.53	$16.34	$18.80	$21.37

Total Return [3]	28.50%	(22.41% )	(12.25% )	(9.33% )	20.31%

Ratios and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.50%	0.50%	0.50%	0.50%	0.50%
Before reimbursement/fee waiver	11.23%	6.76%	6.17%	6.05%	8.67%
Net investment income after reimbursement/fee waiver	1.40%	1.08%	1.02%	1.30%	1.47%
Portfolio turnover rate	N/A	13%[a]	14%	18%	22%
Net assets, end of period (in thousands)	$111	$460	$677	$713	$524

[1]	The per share amounts and percentages reflect income accrued and expenses incurred by the Fund through November 11, 2002, combined with per share amounts and percentages reflect income accrued and expenses incurred assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio (the “Portfolio”).

[2]	Net investment income is after waiver of fees by the Adviser and reimbursement of certain expenses by the Administrator (Note 3). If the Adviser had not waived fees and the Administrator had not reimbursed expenses, net investment loss per share would have been $(1.24), $(0.75), $(0.79), $(0.89) and $(1.36) for the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively. Per share net investment income has been determined on the basis of the average number of shares outstanding during each year.

[3]	Total return represents aggregate total return for each year. Performance shown does not include effects of any sales charges.

[a]	Portfolio turnover rate shown represents that of the Portfolio at December 31, 2002. The portfolio turnover rate of the Fund for the period from January 1, 2002 through November 11, 2002 (“Conversion Date”) was 12%.

See notes to financial statements

page	7	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

(all amounts in thousands)

1. Organization

Transamerica Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Company is composed of nine Funds. Transamerica Premier Index Fund (the “Fund”), part of the Company, is the only fund presented in these financial statements. For information on investment objectives and strategies, please refer to the Funds’ prospectus.

The Fund offers two classes of shares: the Investor Class and Class A Shares. Effective November 15, 2002, shareholders of Class M were moved into Class A. The Investor Class and Class A shares differ with respect to distribution and certain other class-specific expenses and waivers.

Effective November 11, 2002 (the “Conversion Date”), the Fund began investing all of its investable assets in interests of the State Street Equity 500 Index Portfolio (the “Portfolio”). The investment objective and policies of the Portfolio are similar to the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (2.57% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

(A) Valuation of Securities

The Fund records its investment in the Portfolio at value. The valuation policies of the Portfolio are discussed in Note 2 of the Portfolio’s Notes to the Financial Statements, which are included elsewhere in this report.

(B) Futures Contracts

The Portfolio may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of any open futures contracts at December 31, 2003, are listed in the Schedule of Investments of the Portfolio.

(C) Securities Transactions, Investment Income and Expenses

Securities transactions are recorded on a trade date basis. Net investment income consists of the Fund’s pro-rata share of the net investment income of the Portfolio, less all expenses of the Fund. Realized and unrealized gains and losses from security transactions consist of the Fund’s pro-rata share of the Portfolio’s realized and unrealized gains and losses. Realized gains and losses from security transactions are recorded on the basis of identified cost. In addition, the Fund accrues its own expenses. Expenses not directly chargeable to a specific class are allocated primarily on the basis of relative average daily net assets.

(D) Dividends and Distributions

Dividends from net investment income, if any, on shares of the Fund are declared and paid annually. The Fund distributes net realized capital gains, if any, annually. Dividends and distributions paid by the Fund are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and timing differences. Dividends from net investment income are determined on a class level. Capital gains distributions are determined on a fund level.

(E) Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income or excise tax provision is required to be paid by the Fund.

Income and capital gain distributions are determined in accordance with income tax regulations, which may defer from generally accepted accounting principles. These book to tax differences are primarily due to wash sales and capital loss carryforwards. Permanent items identified in the year ended December 31, 2003, have been reclassified among components of net assets of the Fund as follows:

Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses	Paid-In Capital

$(3)	$3	$—

The tax character of distributions paid to shareholders of the Fund during 2003 and 2002 were as follows:

2003			2002

Ordinary Income	Long Term Capital Gains	Total	Ordinary Income	Long Term Capital Gains	Total

$789	—	$789	$630	—	$630

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$26
Undistributed Long-Term Gain	—
Accumulated Capital and Other Losses*	(2,636)
Unrealized Appreciation	6,635

Total Accumulated Earnings	$4,025

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the deferral of losses on wash sales.

* As of December 31, 2003, the Fund had a capital loss carry-forward of $2,636 which expires in 2010.

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	8

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

December 31, 2003

(all amounts in thousands)

(F) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that reflect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. Investment Advisory Fees And Other Transactions With Affiliates

Prior to the Conversion Date, the Fund entered into an Investment Advisory and Administrative Services Agreement (the “Agreement”) with Transamerica Investment Management, LLC (the “Adviser”) and Transamerica Investment Services, Inc. (the “Sub-Adviser”). For its services to the Funds, the Adviser received a monthly fee, based on 0.30% of the average daily net assets. Following the Conversion Date, the Fund assumed a pro-rata share of unitary fees based on 0.045% of average daily net assets. These fees are paid by the Portfolio to State Street Bank and Trust Company (“State Street”), for SSgA Funds Management, Inc. (SSgA), a subsidiary of State Street Corp. For the year ended December 31, 2003, these expenses amounted to $24.

The Sub-adviser is a subsidiary of Transamerica Corporation, which is a subsidiary of AEGON N.V., and owns all the capital interest of the Adviser. The Sub-Adviser receives its fee directly from the Adviser and receives no compensation from the Fund. The Adviser has agreed to waive its fees and assume any operating expenses (other than certain extraordinary or non-recurring expenses) which together exceed a 0.25% and 0.50% of the average daily net assets of the Investor Class and Class A shares, respectively. The waivers and subsidies may be terminated at any time without notice.

Effective October 1, 2003, the Adviser entered into an agreement with AEGON/Transamerica Fund Services, Inc. (“ATFS”) for financial and legal fund administration services which include such items as compliance, expenses, financial statement and other reporting, distributions tax returns, prospectus preparation, board of trustees meeting support and other legal matters. The Adviser currently pays for the services on behalf of the Funds. ATFS is a wholly owned subsidiary of Western Reserve Life Assurance Co. of Ohio, which is an indirect, wholly-owned subsidiary of AEGON N.V.

Effective December 5, 2003, AEGON/Transamerica Investor Services, Inc. (“ATIS”) became the Funds transfer agent, assuming this responsibility from State Street Bank/Boston Financial Data Services. ATIS is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. Accrued transfer agency fees payable to ATIS as of December 31, 2003, was $11.

Effective December 5, 2003, AFSG Securities Corporation (“AFSG”) became the principal underwriter and distributor of the shares for each of the Funds, assuming this responsibility from Transamerica Securities Sales Corporation (“TSSC”). AFSG is 100% owned by AUSA Holding Company, which is an indirect, wholly-owned subsidiary of AEGON N.V. TSSC is an indirect wholly-owned subsidiary of AEGON N.V.

No officer, director, or employee of the Adviser, the Sub-Adviser or any of their respective affiliates receives any compensation from the Funds for acting as a director or officer of the Company. Each director of the Company who is not an “interested person” (as that term is defined in the 1940 Act) receives from the Funds (amounts not in thousands) a $10,000 annual fee, $1,000 for each meeting of the Company’s Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 2003, the Fund expensed aggregate fees of $4,275 to all directors who are not affiliated persons of the Investment Adviser.

Certain directors and officers of the Funds are also directors and officers of the Adviser and other affiliated Transamerica entities.

As of December 31, 2003, Transamerica Corporation and its affiliates held 36% of the Fund’s outstanding shares.

4. Distribution Plans

The 12b-1 plan of distribution and related distribution contracts require the Fund to pay distribution fees to AFSG as compensation for its activities, not as reimbursement for specific expenses. For the Investor Shares and Class A, there are annual 12b-1 distribution fees of 0.10% and 0.35%, respectively, of the average daily net assets of each class.

5. Capital Stock Transactions

At December 31, 2003, there were 60,000 shares of 0.001 par value stock authorized. The tables below summarize the transactions in Fund shares for the periods and classes indicated.

	Year Ended December 31, 2003		Year Ended December 31, 2002

Investor Class Shares	Shares	Amount	Shares	Amount

Capital stock sold	1,544	$22,021	1,013	$14,573
Capital stock issued upon reinvestment of dividends and distributions	48	769	49	611
Capital stock redeemed	(651)	(9,239)	(446)	(6,239)

Net Increase	941	$13,551	616	$8,945

	Year Ended December 31, 2003		Year Ended December 31, 2002

Class A Shares	Shares	Amount	Shares	Amount

Capital stock sold	5	$69	27	$418
Capital stock issued from conversion of Class M to Class A	—	—	30	382
Capital stock issued upon reinvestment of dividends and distributions	—	—	—	5
Capital stock redeemed	(35)	(482)	(62)	(813)

Net (Decrease)	(30)	$(413)	(5)	$(8)

Supplemental Tax Information (unaudited)

For dividends paid during the year ended December 31, 2003, the Fund designates 45% as qualified dividend income.

The Fund’s percentage of ordinary dividends received during 2003 that qualifies for the corporate dividend received deduction was 100%. To determine the amount of dividends that qualify, corporate shareholders should multiply the total ordinary dividend received during 2003 by the percentage noted above.

page	9	TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors of the Company, their business addresses and their principal occupations during the past five years are listed below. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director

Gary U. Rollé* Transamerica Center 1150 S. Olive St. Los Angeles, CA 90015 Age 62	President and Chairman of the Board	Indefinite** President 1999 – present; Chairman since 2003	9	President and Chief Investment Officer, Transamerica Investment Management, LLC, 2000 – present; President and Chief Investment Officer, Transamerica Investment Services, 1967 – present	N/A

Sandra N. Bane 303 Palmetto Drive Pasadena, CA 91105 Age 51	Director	Indefinite** 2003 – present	9	Retired CPA, 1999 – present; Audit Partner, KPMG Peat Marwick, 1975 – 1999	Big 5 Sorting Goods (2002 – present)

Sidney E. Harris Georgia State University 35 Broad Street, Suite 718 Atlanta, Georgia 30303 Age 54	Director	Indefinite** 1995 – present	9	Dean of Robinson College of Business, Georgia State University, 1997 – present.	The ServiceMaster Company (1994 – present) Total System Services, Inc. (2000 – present)

Charles C. Reed Aon Risk Services 707 Wilshire Blvd., Suite 6000 Los Angeles, CA 90017 Age 70	Director	Indefinite** 1995 – present	9	Vice Chairman of Aon Risk Services Inc. of Southern California (business risk management and insurance brokerage), 1994 – present.	N/A

Carl R. Terzian Carl Terzian Associates 12400 Wilshire Blvd, Suite 200 Los Angeles, CA 90025 Age 68	Director	Indefinite** 1995 – present	9	Chairman of Carl Terzian Associates (public relations), 1969 – present	National Mercantile Bancorp (holding company) and Mercantile National Bank (1998 – present) Electronic Clearing House, Inc. (2002 – present)

Brian C. Scott 570 Carillon Parkway St. Petersburg, FL 33716 Age 60	Chief Executive Officer	Indefinite** September 2003 – present	N/A	Director/Trustee, President & Chief Executive Officer, AEGON/Transamerica Series Fund, Inc. (“ATSF”), IDEX Mutual Funds (“IDEX”), Transamerica Occidental’s Separate Account Fund B (“Fund B”), Transamerica Income Shares, Inc. (“TIS”); Director & President, Transamerica Index Funds, Inc. (“TIF”); Director, President & Chief Executive Officer, Endeavor Management Co. (2001 – 2002); Manager, Transamerica Investment Management, LLC; President, Director & Chief Executive Officer, AEGON/Transamerica Fund Advisers, Inc. (“ATFA”), AEGON/Transamerica Fund Services, Inc. (“ ATFS”), AEGON/Transamerica Investor Services, Inc. (“ATIS”).	N/A

TRANSAMERICA PREMIER FUNDS	2003 ANNUAL REPORT	page	10

DIRECTORS AND OFFICERS (Continued)

Name, Address & Age	Position Held with Transamerica Investors, Inc.	Term of Office and Length of Time Served	Number of Portfolios overseen in the complex	Principal Occupations During the Past 5 years	Other Directorships Held by Director

John K. Carter 570 Carillon Parkway St. Petersburg, FL 33716 Age 42	Vice President, Secretary and Anti-Money Laundering Officer	Indefinite** September 2003 – present	N/A	General Counsel, Sr. Vice President & Secretary, ATSF, IDEX, Fund B & TIS; Vice President & Secretary, TIF; Vice President & Senior Counsel, Western Reserve Life Assurance Co. of Ohio (“WRL”); Director, General Counsel, Sr. Vice President & Secretary, ATFA, ATIS & ATFS; Vice President, AFSG; Vice President & Counsel (March 1997 – May, 1999), Salomon Smith Barney.	N/A

Kim D. Day 570 Carillon Parkway St. Petersburg, FL 33716 Age 48	Vice President & Treasurer	Indefinite** September 2003 – present	N/A	Vice President, Treasurer & Principal Financial Officer, ATSF, IDEX, TIS, Fund B; Vice President & Treasurer, ATFS, ATFA & ATIS; Asst. Vice President, WRL	N/A

The directors are responsible for major decisions relating to the Funds’ objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Gary U. Rollé.

**Directors and officers serve an indefinite term until his/her successor is elected.

page	11	TRANSAMERICA PREMIER FUNDS 2003 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Transamerica Investors, Inc.

We have audited the accompanying statement of assets and liabilities of Transamerica Premier Index Fund (the “Fund”), a series of Transamerica Investors, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Premier Index Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Los Angeles, California

February 13, 2004

See notes to financial statements

TRANSAMERICA PREMIER FUNDS 2003 ANNUAL REPORT	page	12

STATE STREET EQUITY 500 INDEX PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2003

State Street Equity 500 Index Portfolio

Management Discussion of Fund Performance and Analysis

The Portfolio

The State Street Equity 500 Index Portfolio’s (the “Portfolio”) investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known unmanaged stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

For the year ended December 31, 2003, the Portfolio gained 28.62%. For the same period, the S&P 500 Index gained 28.68%.

The Market

Nobody predicted such handsome equity returns in 2003. Contributing to the positive performance this year was ample liquidity provided on the fiscal and monetary fronts, an improving economy, and less geo-political risk, especially after the capture of Sadaam Hussein. The fourth quarter’s gains across indices added to the positive returns from quarters two and three, making the losses that started the year in the first quarter of 2003 a distant memory. The S&P 500 Index gained 12.18% in the fourth quarter and gained 28.68% for the year ended December 2003.

While large cap stocks performed very well this year, mid and especially small cap stocks stole the show. The S&P 400 MidCap Index gained 13.19% in the fourth quarter and 35.62% for the year. The S&P SmallCap 600 Index bested both the large and mid caps, returning 14.78% and 38.79% in Q4 and 2003, respectively. The Russell 2000 Small Cap Index performed even better, gaining a whopping 47.25% for the year, due to the exceptional performance of some of the lower quality companies. The small cap performance contributed to the broad benchmarks having a good year. For the whole of 2003, the Russell 3000 Index gained 31.06% and the Wilshire 5000 Index gained 31.64%.

In 2003, value stocks outperformed growth in both the fourth quarter and for the year, across most capitalization segments and style indexes. Within the large caps, the S&P 500/BARRA Value Index outperformed the S&P 500/BARRA Growth Index in 2003.

Materials was the best performing sector in the fourth quarter of 2003, but contributed little to the Index’s return given that it has such a small weight in the Index. Financials and information technology, the largest sectors, were the biggest contributors to performance in the fourth quarter of 2003. For the year, all sectors posted gains with technology leading the way.

Telecommunication services struggled for much of the year, but did end up posting a single digit positive return.

The S&P 500’s index turnover for the year was 1.45%. There were 9 index changes during the year that yielded the lowest yearly turnover since 1992.

State Street Equity 500 Index Portfolio

Growth of a $10,000 Investment (a)

[INSERT GRAPHICS HERE]

Investment Performance (a)

For the Fiscal Year Ended December 31, 2003

	Total Return One Year Ended December 31, 2003	Total Return Average Annualized Since Commencement of Operations (March 1, 2000)
State Street Equity 500 Index Portfolio	28.62%	-6.30%
S&P 500 Index (b)	28.68%	-6.25%

(a)	Total returns and performance graph information represent past performance and are not indicative of future results. Investment return and principal value of an investment will fluctuate so that a partner’s share, when redeemed, may be worth more or less than its original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general.

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2003

	Shares	Market Value (000)
Common Stocks – 96.1%
Consumer Discretionary – 10.8%
American Greetings Corp. Class A (a)	16,714	$366
AutoNation, Inc. (a)	69,000	1,268
AutoZone, Inc. (a)	22,887	1,950
Bed Bath & Beyond, Inc. (a)	74,814	3,243
Best Buy Co.	81,821	4,274
Big Lots, Inc. (a)	32,038	455
Black & Decker Corp.	19,433	958
Brunswick Corp.	22,929	730
Carnival Corp.	159,419	6,334
Centex Corp.	15,788	1,700
Circuit City Stores-Circuit City Group	52,939	536
Clear Channel Communications, Inc.	155,765	7,294
Comcast Corp. (a)	570,367	18,748
Cooper Tire & Rubber Co.	18,637	398
Dana Corp.	40,449	742
Darden Restaurants, Inc.	43,710	920
Delphi Corp.	140,767	1,437
Dillard’s, Inc. Class A	19,253	317
Dollar General Corp.	86,615	1,818
Dow Jones & Co., Inc.	21,526	1,073
Eastman Kodak Co.	72,637	1,865
eBay, Inc. (a)	163,560	10,564
Family Dollar Stores, Inc.	43,568	1,563
Federated Department Stores, Inc.	45,576	2,148
Ford Motor Co.	463,455	7,415
Fortune Brands, Inc.	37,566	2,686
Gannett Co., Inc.	68,538	6,111
Gap, Inc.	228,630	5,307
General Motors Corp.	141,973	7,581
Genuine Parts Co.	45,093	1,497
Goodyear Tire & Rubber Co.	44,442	349
Harley-Davidson, Inc.	76,538	3,638
Harrah’s Entertainment, Inc.	27,933	1,390
Hasbro, Inc.	43,987	936
Hilton Hotels Corp.	95,443	1,635
Home Depot, Inc.	576,557	20,462
International Game Technology	87,452	3,122
Interpublic Group Cos., Inc.	99,277	1,549
JC Penney & Co., Inc.	68,788	1,808
Johnson Controls, Inc.	22,698	2,636
Jones Apparel Group, Inc.	32,379	1,141
KB HOME	11,631	844
Knight-Ridder, Inc.	20,191	1,562
Kohl’s Corp. (a)	86,910	3,906
Leggett & Platt, Inc.	50,754	1,098
Limited Brands	130,278	2,349
Liz Claiborne, Inc.	27,641	980
Lowe’s Cos., Inc.	199,123	11,029
Marriott International, Inc. Class A	58,339	2,695
Mattel, Inc.	108,345	2,088
May Department Stores Co.	73,867	2,147
Maytag Corp.	20,729	577
McDonald’s Corp.	321,253	7,977
McGraw-Hill, Inc.	48,413	3,385
Meredith Corp.	13,347	651
New York Times Co. Class A	38,745	1,852
Newell Rubbermaid, Inc.	70,821	1,613
NIKE, Inc. Class B	66,313	4,540
Nordstrom, Inc.	34,938	1,198
Office Depot, Inc. (a)	81,670	1,365
Omnicom Group, Inc.	48,017	4,193
Pulte Homes, Inc.	16,218	1,518
Radioshack Corp.	42,553	1,306
Reebok International, Ltd.	15,571	612
Sears Roebuck & Co.	64,554	2,937
Sherwin-Williams Co.	36,770	1,277
Snap-On, Inc.	14,748	475
Stanley Works	20,232	766
Staples, Inc. (a)	127,150	3,471
Starbucks Corp. (a)	98,726	3,264
Starwood Hotels & Resorts Worldwide, Inc. Class B	50,612	1,821
Target Corp.	230,757	8,861
Tiffany & Co.	36,868	1,666
Time Warner, Inc. (a)	1,145,847	20,614
TJX Cos., Inc.	129,713	2,860
Toys “R” Us, Inc. (a)	54,169	685
Tribune Co.	78,955	4,074
Tupperware Corp.	13,036	226
Univision Communications, Inc. Class A (a)	81,418	3,232
V.F. Corp.	27,888	1,206
Viacom, Inc. Class B	443,289	19,673
Visteon Corp.	29,453	307
Walt Disney Co.	518,073	12,087
Wendy’s International, Inc.	28,567	1,121
Whirlpool Corp.	18,266	1,327
Yum! Brands, Inc. (a)	74,222	2,553

		293,952

Consumer Staples – 10.6%
Adolph Coors Co. Class B	9,244	519
Alberto Culver Co. Class B	15,639	987
Albertson’s, Inc.	92,413	2,093
Altria Group, Inc.	514,764	28,013
Anheuser-Busch Cos., Inc.	206,367	10,871
Archer-Daniels-Midland Co.	164,367	2,502
Avon Products, Inc.	60,474	4,081
Brown-Forman Corp. Class B	15,241	1,424
Campbell Soup Co.	104,683	2,805
Clorox Co.	54,410	2,642
Coca-Cola Co.	621,335	31,533
Coca-Cola Enterprises, Inc.	115,700	2,530
Colgate-Palmolive Co.	135,935	6,804
ConAgra Foods, Inc.	135,646	3,580
Costco Wholesale Corp. (a)	115,751	4,304

State Street Equity 500 Index Portfolio

Portfolio of Investments – (continued)

December 31, 2003

	Shares	Market Value (000)
Consumer Staples – (continued)
CVS Corp.	99,792	$3,604
General Mills, Inc.	94,364	4,275
Gillette Co.	256,144	9,408
H.J. Heinz Co.	88,820	3,236
Hershey Foods Corp.	33,504	2,579
Kellogg Co.	103,129	3,927
Kimberly-Clark Corp.	127,664	7,544
Kroger Co. (a)	188,222	3,484
McCormick & Co., Inc.	36,800	1,108
Pepsi Bottling Group, Inc.	66,053	1,597
PepsiCo, Inc.	435,010	20,280
Procter & Gamble Co.	328,711	32,832
R.J. Reynolds Tobacco Holdings, Inc.	21,240	1,235
Safeway, Inc. (a)	111,793	2,449
Sara Lee Corp.	201,217	4,368
SuperValu, Inc.	33,960	971
SYSCO Corp.	163,781	6,098
UST Corp.	41,647	1,486
Wal-Mart Stores, Inc.	1,097,128	58,203
Walgreen Co.	259,610	9,445
Winn-Dixie Stores, Inc.	31,710	316
Wrigley Wm., Jr. Co.	56,716	3,188

		286,321

Energy – 5.6%
Amerada Hess Corp.	22,502	1,196
Anadarko Petroleum Corp.	63,554	3,242
Apache Corp.	40,965	3,322
Ashland, Inc.	17,080	753
Baker Hughes, Inc.	84,480	2,717
BJ Services Co. (a)	40,055	1,438
Burlington Resources, Inc.	51,128	2,831
ChevronTexaco Corp.	270,947	23,407
ConocoPhillips	172,441	11,307
Devon Energy Corp.	58,761	3,365
EOG Resources, Inc.	28,984	1,338
ExxonMobil Corp.	1,675,702	68,704
Halliburton Co.	111,386	2,896
Kerr-McGee Corp.	26,136	1,215
Marathon Oil Corp.	78,234	2,589
Nabors Industries, Ltd. (a)	38,215	1,586
Noble Corp. (a)	34,523	1,235
Occidental Petroleum Corp.	98,123	4,145
Rowan Cos., Inc. (a)	23,639	548
Schlumberger, Ltd.	148,207	8,110
Sunoco, Inc.	19,228	983
Transocean, Inc. (a)	82,295	1,976
Unocal Corp.	66,788	2,460

		151,363

Financials – 19.8%
ACE, Ltd.	70,455	2,918
AFLAC, Inc.	129,716	4,693
Allstate Corp.	178,107	7,662
Ambac Financial Group, Inc.	27,047	1,877
American Express Co.	325,873	15,717
American International Group, Inc.	661,083	43,817
AmSouth Bancorp	88,819	2,176
AON Corp.	81,323	1,947
Apartment Investment & Management Co. Class A	25,000	862
Bank of America Corp.	376,578	30,288
Bank of New York Co., Inc.	195,779	6,484
Bank One Corp.	283,162	12,909
BB&T Corp.	138,618	5,356
Bear Stearns Cos., Inc.	25,399	2,031
Capital One Financial Corp.	58,315	3,574
Charles Schwab Corp.	342,893	4,060
Charter One Financial, Inc.	56,017	1,935
Chubb Corp.	48,039	3,271
Cincinnati Financial Corp.	40,667	1,703
Citigroup, Inc.	1,307,771	63,479
Comerica, Inc.	45,132	2,530
Countrywide Credit Industries, Inc.	46,363	3,517
Equity Office Properties Trust	102,541	2,938
Equity Residential	69,607	2,054
Fannie Mae	246,229	18,482
Federal Home Loan Mortgage Corp.	176,146	10,273
Federated Investors, Inc. Class B	27,400	804
Fifth Third Bancorp	144,100	8,516
First Tennessee National Corp.	31,917	1,408
FleetBoston Financial Corp.	267,085	11,658
Franklin Resources, Inc.	64,244	3,345
Golden West Financial Corp.	38,411	3,964
Goldman Sachs Group, Inc.	119,900	11,838
Hartford Financial Services Group, Inc.	71,488	4,220
Huntington Bancshares, Inc.	59,354	1,335
J.P. Morgan Chase & Co.	517,014	18,990
Janus Capital Group, Inc.	60,619	995
Jefferson-Pilot Corp.	35,760	1,811
John Hancock Financial Services, Inc.	72,978	2,737
KeyCorp	105,809	3,102
Lehman Brothers Holdings, Inc.	68,718	5,306
Lincoln National Corp.	45,731	1,846
Loews Corp.	47,514	2,350
Marsh & McLennan Cos., Inc.	134,136	6,424
Marshall & Ilsley Corp.	57,992	2,218
MBIA, Inc.	36,758	2,177
MBNA Corp.	323,402	8,037
Mellon Financial Corp.	108,723	3,491
Merrill Lynch & Co., Inc.	239,427	14,042
MetLife, Inc.	192,407	6,478
MGIC Investment Corp.	24,962	1,421
Moody’s Corp.	37,865	2,293
Morgan Stanley	274,443	15,882
National City Corp.	153,791	5,220
North Fork Bancorp, Inc.	38,090	1,541
Northern Trust Corp.	55,540	2,578
Plum Creek Timber Co., Inc.	46,180	1,406

State Street Equity 500 Index Portfolio

Portfolio of Investments – (continued)

December 31, 2003

	Shares	Market Value (000)
Financials – (continued)
PNC Financial Services Group, Inc.	70,047	$3,834
Principal Financial Group, Inc.	81,550	2,697
Progressive Corp.	54,647	4,568
ProLogis	45,200	1,450
Providian Financial Corp. (a)	73,473	855
Prudential Financial, Inc.	136,700	5,710
Regions Financial Corp.	56,389	2,098
SAFECO Corp.	36,364	1,416
Simon Property Group, Inc.	48,263	2,237
SLM Corp.	113,942	4,293
SouthTrust Corp.	83,779	2,742
St. Paul Cos., Inc.	58,828	2,333
State Street Corp. (Note 4)	84,525	4,402
SunTrust Banks, Inc.	71,172	5,089
Synovus Financial Corp.	77,604	2,244
T. Rowe Price Group, Inc.	31,490	1,493
Torchmark Corp.	28,776	1,310
Travelers Property Casualty Corp. Class B	253,956	4,310
U.S. Bancorp	488,661	14,552
Union Planters Corp.	49,344	1,554
UnumProvident Corp.	74,435	1,174
Wachovia Corp.	335,326	15,623
Washington Mutual, Inc.	227,713	9,136
Wells Fargo Co.	428,811	25,253
XL Capital, Ltd. Class A	34,632	2,686
Zions Bancorp	23,219	1,424

		538,469

Health Care – 12.8%
Abbott Laboratories	396,167	18,461
Aetna, Inc.	38,532	2,604
Allergan, Inc.	33,191	2,549
AmerisourceBergen Corp.	28,216	1,584
Amgen, Inc. (a)	326,875	20,201
Anthem, Inc. (a)	35,700	2,677
Applera Corp.—Applied Biosystems Group	52,567	1,089
Bausch & Lomb, Inc.	13,825	718
Baxter International, Inc.	155,626	4,750
Becton, Dickinson & Co.	64,929	2,671
Biogen Idec, Inc. (a)	82,673	3,041
Biomet, Inc.	64,441	2,346
Boston Scientific Corp. (a)	207,396	7,624
Bristol-Myers Squibb Co.	491,317	14,052
C.R. Bard, Inc.	13,097	1,064
Cardinal Health, Inc.	109,566	6,701
Chiron Corp. (a)	47,844	2,727
CIGNA Corp.	36,289	2,087
Eli Lilly & Co.	284,497	20,009
Express Scripts, Inc (a)	19,900	1,322
Forest Laboratories, Inc. (a)	92,506	5,717
Genzyme Corp. (a)	57,105	2,818
Guidant Corp.	77,964	4,693
HCA, Inc.	125,359	5,385
Health Management Associates, Inc. Class A	62,198	1,493
Humana, Inc. (a)	40,925	935
IMS Health, Inc.	60,181	1,496
Johnson & Johnson	752,346	38,866
King Pharmaceuticals, Inc. (a)	63,532	969
Manor Care, Inc.	23,151	800
McKesson Corp.	73,831	2,374
Medco Health Solutions, Inc. (a)	68,172	2,317
MedImmune, Inc. (a)	62,265	1,582
Medtronic, Inc.	307,102	14,928
Merck & Co., Inc.	563,903	26,052
Millipore Corp. (a)	11,728	505
Pfizer, Inc.	1,934,674	68,352
Quest Diagnostics, Inc. (a)	27,000	1,974
Schering-Plough Corp.	371,824	6,466
St. Jude Medical, Inc. (a)	43,597	2,675
Stryker Corp.	50,404	4,285
Tenet Healthcare Corp. (a)	119,909	1,925
UnitedHealth Group, Inc.	148,484	8,639
Watson Pharmaceuticals, Inc. (a)	27,003	1,242
WellPoint Health Networks, Inc. (a)	38,389	3,723
Wyeth	337,431	14,324
Zimmer Holdings, Inc. (a)	61,120	4,303

		347,115

Industrials – 10.5%
3M Co.	198,884	16,911
Allied Waste Industries, Inc. (a)	82,667	1,147
American Power Conversion Corp. (a)	50,067	1,224
American Standard Cos., Inc. (a)	18,307	1,844
Apollo Group, Inc. (a)	44,875	3,051
Avery Dennison Corp.	28,670	1,606
Boeing Co.	213,045	8,978
Burlington Northern Santa Fe Corp.	94,750	3,065
Caterpillar, Inc.	87,885	7,296
Cendant Corp. (a)	256,322	5,708
Cintas Corp.	43,082	2,160
Cooper Industries, Ltd.	23,421	1,357
Crane Co.	15,002	461
CSX Corp.	54,724	1,967
Cummins, Inc.	11,273	552
Danaher Corp.	38,813	3,561
Deere & Co.	60,641	3,945
Delta Air Lines, Inc.	31,293	370
Deluxe Corp.	12,720	526
Dover Corp.	51,413	2,044
Eaton Corp.	19,039	2,056
Emerson Electric Co.	106,535	6,898
Equifax, Inc.	35,969	881
FedEx Corp.	75,446	5,093
Fluor Corp.	20,406	809
General Dynamics Corp.	50,006	4,520
General Electric Co. (e)	2,545,623	78,863
Goodrich Co.	30,855	916
H&R Block, Inc.	45,910	2,542
Honeywell International, Inc.	218,242	7,296

State Street Equity 500 Index Portfolio

Portfolio of Investments—(continued)

December 31, 2003

	Shares	Market Value (000)
Industrials – (continued)
Illinois Tool Works, Inc.	77,964	$6,542
Ingersoll-Rand Co. Class A	44,550	3,024
ITT Industries, Inc.	23,902	1,774
Lockheed Martin Corp.	114,071	5,863
Masco Corp.	116,974	3,206
Monster Worldwide, Inc. (a)	28,492	626
Navistar International Corp. (a)	17,880	856
Norfolk Southern Corp.	99,661	2,357
Northrop Grumman Corp.	46,339	4,430
PACCAR, Inc.	29,647	2,524
Pall Corp.	31,474	844
Parker-Hannifin Corp.	30,023	1,786
Pitney Bowes, Inc.	59,839	2,431
Power-One, Inc. (a)	21,100	229
R.R. Donnelley & Sons Co.	28,360	855
Raytheon Co.	106,314	3,194
Robert Half International, Inc. (a)	43,214	1,009
Rockwell Automation, Inc.	47,820	1,702
Rockwell Collins, Inc.	44,819	1,346
Ryder Systems, Inc.	15,680	535
Southwest Airlines Co.	202,140	3,263
Textron, Inc.	34,275	1,956
Thomas & Betts Corp. (a)	16,142	369
Tyco International, Ltd.	506,448	13,421
Union Pacific Corp.	64,540	4,484
United Parcel Service, Inc. Class B	284,900	21,239
United Technologies Corp.	119,157	11,292
W.W. Grainger, Inc.	22,809	1,081
Waste Management, Inc.	147,279	4,359

		284,244

Information Technology – 17.0%
ADC Telecommunications, Inc. (a)	211,127	627
Adobe Systems, Inc.	59,571	2,341
Advanced Micro Devices, Inc. (a)	87,384	1,302
Agilent Technologies, Inc. (a)	120,127	3,513
Altera Corp. (a)	96,878	2,199
Analog Devices, Inc.	93,561	4,271
Andrew Corp. (a)	41,127	473
Apple Computer, Inc. (a)	91,346	1,952
Applied Materials, Inc. (a)	421,161	9,455
Applied Micro Circuits Corp. (a)	77,142	461
Autodesk, Inc.	30,015	738
Automatic Data Processing, Inc.	150,438	5,959
Avaya, Inc. (a)	105,615	1,367
BMC Software, Inc. (a)	57,336	1,069
Broadcom Corp. (a)	75,746	2,582
CIENA Corp. (a)	119,488	793
Cisco Systems, Inc. (a)	1,749,859	42,504
Citrix Systems, Inc. (a)	41,653	884
Computer Associates International, Inc.	148,144	4,050
Computer Sciences Corp. (a)	47,982	2,122
Compuware Corp. (a)	95,257	575
Comverse Technology, Inc. (a)	47,738	840
Concord EFS, Inc. (a)	120,040	1,781
Convergys Corp. (a)	36,005	629
Corning, Inc. (a)	340,285	3,549
Dell, Inc. (a)	648,891	22,036
Electronic Arts, Inc. (a)	76,400	3,650
Electronic Data Systems Corp.	121,786	2,989
EMC Corp. (a)	608,341	7,860
First Data Corp.	184,502	7,581
Fiserv, Inc. (a)	49,147	1,942
Gateway, Inc. (a)	82,065	378
Hewlett-Packard Co.	772,619	17,747
Intel Corp.	1,655,903	53,320
International Business Machines Corp.	436,118	40,419
Intuit, Inc. (a)	50,051	2,648
Jabil Circuit, Inc. (a)	49,813	1,410
JDS Uniphase Corp. (a)	362,319	1,323
KLA Tencor Corp. (a)	49,464	2,902
Lexmark International Group, Inc. Class A (a)	32,602	2,564
Linear Technology Corp.	78,875	3,318
LSI Logic Corp. (a)	96,135	853
Lucent Technologies, Inc. (a)	1,060,672	3,012
Maxim Integrated Products, Inc.	84,056	4,186
Mercury Interactive Corp. (a)	21,548	1,048
Micron Technology, Inc. (a)	155,632	2,096
Microsoft Corp. (e)	2,741,204	75,493
Molex, Inc.	48,110	1,679
Motorola, Inc.	589,298	8,292
National Semiconductor Corp. (a)	46,609	1,837
NCR Corp. (a)	23,992	931
Network Appliance, Inc. (a)	87,867	1,804
Novell, Inc. (a)	93,442	983
Novellus Systems, Inc. (a)	39,469	1,660
NVIDIA Corp. (a)	40,351	938
Oracle Corp. (a)	1,324,338	17,481
Parametric Technology Corp. (a)	59,341	234
Paychex, Inc.	95,227	3,543
PeopleSoft, Inc. (a)	92,323	2,105
PerkinElmer, Inc.	32,157	549
PMC-Sierra, Inc. (a)	44,724	901
QLogic Corp. (a)	23,845	1,230
QUALCOMM, Inc.	202,639	10,928
Sabre Holdings Corp. Class A	38,324	827
Sanmina-SCI Corp. (a)	128,958	1,626
Scientific-Atlanta, Inc.	39,868	1,088
Siebel Systems, Inc. (a)	128,558	1,783
Solectron Corp. (a)	210,214	1,242
Sun Microsystems, Inc. (a)	825,388	3,706
SunGard Data Systems, Inc. (a)	72,350	2,005
Symantec Corp. (a)	77,700	2,692
Symbol Technologies, Inc.	58,485	988
Tektronix, Inc. (a)	21,029	665
Tellabs, Inc. (a)	104,775	883
Teradyne, Inc. (a)	50,292	1,280
Texas Instruments, Inc.	438,403	12,880

State Street Equity 500 Index Portfolio

Portfolio of Investments—(continued)

December 31, 2003

	Shares	Market Value (000)
Information Technology – (continued)
Thermo Electron Corp. (a)	41,129	$1,037
Unisys Corp. (a)	85,779	1,274
VERITAS Software Corp. (a)	109,083	4,054
Waters Corp. (a)	31,157	1,033
Xerox Corp. (a)	199,842	2,758
Xilinx, Inc. (a)	86,704	3,359
Yahoo!, Inc. (a)	166,390	7,516

		462,602

Materials – 3.0%
Air Products & Chemicals, Inc.	58,189	3,074
Alcoa, Inc.	219,046	8,324
Allegheny Technologies, Inc.	17,729	234
Ball Corp.	14,285	851
Bemis Co., Inc.	13,464	673
Boise Cascade Corp.	21,519	707
Dow Chemical Co.	233,099	9,690
E.I. Du Pont de Nemours & Co.	252,439	11,584
Eastman Chemical Co.	20,062	793
Ecolab, Inc.	65,426	1,791
Engelhard Corp.	33,330	998
Freeport-McMoRan Copper & Gold, Inc. Class B	43,114	1,816
Georgia-Pacific Group	64,340	1,973
Great Lakes Chemical Corp.	12,803	348
Hercules, Inc. (a)	28,098	343
International Flavors & Fragrances, Inc.	24,704	863
International Paper Co.	122,756	5,292
Louisiana Pacific Corp. (a)	26,459	473
MeadWestvaco Corp.	52,488	1,562
Monsanto Co.	65,946	1,898
Newmont Mining Corp.	109,342	5,315
Nucor Corp.	20,202	1,131
Pactiv Corp. (a)	40,964	979
Phelps Dodge Corp. (a)	23,005	1,750
PPG Industries, Inc.	43,290	2,771
Praxair, Inc.	82,120	3,137
Rohm & Haas Co.	56,696	2,422
Sealed Air Corp. (a)	21,136	1,144
Sigma Aldrich Corp.	17,993	1,029
Temple-Inland, Inc.	14,314	897
United States Steel Corp.	26,002	911
Vulcan Materials Co.	25,496	1,213
Weyerhaeuser Co.	55,524	3,554
Worthington Industries, Inc.	21,829	394

		79,934

Telecommunication Services – 3.3%
Alltel Corp.	78,798	3,670
AT&T Corp.	199,647	4,053
AT&T Wireless Services, Inc. (a)	694,238	5,547
BellSouth Corp.	468,128	13,248
CenturyTel, Inc.	36,608	1,194
Citizens Communications Co. (a)	72,077	895
Nextel Communications, Inc. Class A (a)	278,336	7,810
Qwest Communications International, Inc. (a)	434,922	1,879
SBC Communications, Inc.	839,004	21,873
Sprint Corp. (Fon Group)	228,384	3,750
Sprint Corp. (PCS Group) (a)	267,678	1,504
Verizon Communications, Inc.	699,898	24,553

		89,976

Utilities – 2.7%
AES Corp. (a)	155,914	1,472
Allegheny Energy, Inc. (a)	31,899	407
Ameren Corp.	41,442	1,906
American Electric Power Co., Inc.	100,554	3,068
Calpine Corp. (a)	114,452	550
CenterPoint Energy, Inc.	77,193	748
Cinergy Corp.	45,958	1,784
CMS Energy Corp.	36,505	311
Consolidated Edison, Inc.	57,022	2,452
Constellation Energy Group, Inc.	42,303	1,657
Dominion Resources, Inc.	82,987	5,297
DTE Energy Co.	43,746	1,724
Duke Energy Corp.	229,477	4,693
Dynegy, Inc. Class A	94,930	406
Edison International (a)	82,662	1,813
El Paso Corp.	153,494	1,257
Entergy Corp.	58,843	3,362
Exelon Corp.	82,689	5,487
FirstEnergy Corp.	83,512	2,940
FPL Group, Inc.	46,489	3,041
KeySpan Corp.	40,206	1,480
Kinder Morgan, Inc.	31,038	1,834
NICOR, Inc.	11,213	382
NiSource, Inc.	65,967	1,447
Peoples Energy Corp.	9,331	392
PG&E Corp. (a)	106,123	2,947
Pinnacle West Capital Corp.	23,081	924
PPL Corp.	45,768	2,002
Progress Energy, Inc.	61,808	2,797
Public Service Enterprise Group, Inc.	60,722	2,660
Sempra Energy	56,689	1,704
Southern Co.	185,258	5,604
TECO Energy, Inc.	50,776	732
TXU Corp.	81,548	1,934
Williams Cos., Inc.	135,837	1,334
Xcel Energy, Inc.	100,397	1,705

		74,253

Total Common Stocks (cost $2,242,328,348)		2,608,229

State Street Equity 500 Index Portfolio Portfolio of Investments—(continued) December 31, 2003

	Par Amount (000)	Market Value (000)
Government and Agency
Securities – 0.2%
United States Treasury Bill (b) (c)
0.87% due 03/11/04	$5,910	$5,900

Total Government and Agency Securities
(cost $5,900,002)		5,900

	Shares (000)

Short Term Investments – 4.6%
AIM Short Term Investment Prime Portfolio	53,762	53,762
Federated Money Market Obligations Trust	482	482
State Street Navigator Securities Lending Prime Portfolio (d)	71,147	71,147

Total Short Term Investments
(cost $125,390,378)		125,391

Total Investments – 100.9%
(identified cost $2,373,618,729)		2,739,520
Assets and Liabilities Net – (0.9)%		(24,848)

Net Assets – 100%		$2,714,672

(a)	Non-income producing security.
(b)	Security held as collateral in relation to initial margin requirements on futures contracts.
(c)	Rate represents annualized yield at date of purchase.
(d)	Security represents investment made with cash collateral received from securities loaned.
(e)	All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

Schedule of Futures Contracts

	Number of Contracts	Unrealized Appreciation (000)
S&P 500 Financial Futures Contracts (long) Expiration date 03/2004	387	$2,016

Total unrealized appreciation on open futures contracts purchased		$2,016

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2003

(Amounts in thousands)

Assets
Unaffiliated investments at market (identified cost $2,299,614)—including $78,107 of securities loaned (Note 2)	$2,663,971
Affiliated investments at market (identified cost $ 74,005) (Note 4)	75,549
Receivables:
Investment securities sold	42,495
Dividends and interest	3,624
Daily variation margin on futures contracts	281

Total assets	2,785,920
Liabilities
Payables:
Due upon return of securities loaned	71,147
Management fees (Note 4)	101

Total liabilities	71,248

Net Assets	$2,714,672

Composition of Net Assets
Paid-in capital	$2,346,755
Net unrealized appreciation on investments and futures contracts	367,917

Net Assets	$2,714,672

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statement of Operations

For the Year Ended December 31, 2003

(Amounts in thousands)

Investment Income
Dividend income—unaffiliated issuers			$39,328
Dividend income—non-controlled affiliated issuers			44
Interest			827
Security lending income (Notes 2 and 4)			82

Total Investment Income			40,281
Expenses
Management fees (Note 4)	$1,017

Total Expenses			1,017

Net Investment Income			39,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(107,517)
Futures contracts	16,773

Net change in unrealized appreciation (depreciation) on:			(90,744)
Investments	638,263	*
Futures contracts	2,832

			641,095

Net realized and unrealized gain			550,351

Net Increase in Net Assets Resulting from Operations			$589,615

*Excludes	unrealized depreciation of $1,680 on contributed securities.

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statement of Changes in Net Assets

(Amounts in thousands)

	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
Increase (Decrease) in Net Assets From:
Operations
Net investment income	$39,264	$34,956
Net realized loss on investments, futures contracts,
and withdrawals in-kind	(90,744)	(70,428)
Net change in unrealized appreciation (depreciation)	641,095	(532,213)

Net increase (decrease) in net assets resulting from operations	589,615	(567,685)

Capital Transactions
Proceeds from contributions	547,305	557,561
Contributions in-kind	19,659	41,343
Fair value of withdrawals	(434,455)	(520,988)
Withdrawals in-kind	—	(209,981)

Net increase (decrease) in net assets from capital transactions	132,509	(132,065)

Total Net Increase (Decrease) in Net Assets	722,124	(699,750)
Net Assets
Beginning of year	1,992,548	2,692,298

End of year	$2,714,672	$1,992,548

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/03	Year Ended 12/31/02	Year Ended 12/31/01	Period Ended 12/31/00*
Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$2,714,672	$1,992,548	$2,692,298	$2,957,271
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045	%†
Net investment income	1.74%	1.57%	1.34%	1.14	%†
Portfolio turnover rate**	12%	13%	14%	18	%††
Total return (a)	28.62%	(22.16%)	(11.94%)	(2.41	%)††

*	The Portfolio commenced operations on March 1, 2000.
**	The Portfolio turnover rate excludes in-kind security transactions.
†	Annualized.
††	Not Annualized.
(a)	Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2003

1. Organization

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI® EAFE® Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2003, only the Portfolio and State Street MSCI® EAFE® Index Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

2. Significant Accounting Policies

The Portfolio’s financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

State Street Equity 500 Index Portfolio

Notes to Financial Statements—(continued)

December 31, 2003

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500 Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2003, the earned income for the Portfolio and State Street was $81,642 and $27,214, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2003, the value of the securities loaned amounted to $78,107,395. The loans were collateralized with cash of $71,146,646, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company, and letters of credit from JP Morgan Chase Bank and BNP Paribas in the amounts of $3,321,220 and $5,646,074, respectively.

3. Securities Transactions

For the year ended December 31, 2003, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $406,389,749 and $259,097,959, respectively. The aggregrate value of in-kind contributions and withdrawals were $19,659,189 and $0, respectively.

At December 31, 2003, the cost of investments computed on a federal income tax basis was $2,575,543,868. The aggregate gross unrealized appreciation and gross unrealized depreciation was $587,116,576 and $423,141,026, respectively, resulting in net appreciation of $163,975,550. The differences between book and tax cost amounts are primarily due to wash sales loss deferrals.

4. Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500 Index. The market value of each of these investments at December 31, 2003 is listed in the Portfolio of Investments.

During the year, the Portfolio had investment transactions executed through State Street Global Markets LLC, a wholly owned subsidiary of State Street Corp., and an affiliated broker-dealer of SSgA. For the year ended December 31, 2003, the Portfolio paid brokerage commissions to State Street Global Markets LLC of $366,175.

State Street Equity 500 Index Portfolio

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of State Street Master Funds and

Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the “Portfolio”) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

February 6, 2004

State Street Equity 500 Index Portfolio

State Street Master Funds

(Unaudited)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 59	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995—present).	14	Trustee, State Street Institutional Investment Trust; Director of the Holland Series Fund, Inc.; and Director, The China Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 67	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old Mutual South Africa Master Trust (investments) (1995—present); Chairman emeritus, Children’s Hospital (1984—present); Director, Boston Plan For Excellence (non-profit) (1994—present); President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959—1999). Mr. Boyan retired in 1999.	14	Trustee, State Street Institutional Investment Trust; and Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 Age: 55	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998—present); Member of the Advisory Board, Ingenium Corp., (technology company) (2001—present); Chief Executive Officer, IEmily.com, (internet company (2000—2001); Chief Executive Officer of Consensus Pharmaceutical, Inc., (1998—1999); Founder, President, and Chief Executive Officer of Spence Center for Woman’s Health (1994—1998); Trustee, Eastern Enterprise, (utilities) (1988—2000).	14	Trustee, State Street Institutional Investment Trust; Director of Berkshire Life Insurance Company of America; and Director, IEmily.com

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 63	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank, (1987—1999). Mr. Williams retired in 1999.	14	Trustee, State Street Institutional Investment Trust

State Street Equity 500 Index Portfolio

State Street Master Funds

(Unaudited)

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers:
Donald A. Gignac State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 Age: 38	President	Term: Indefinite Elected: 8/03	Senior Vice President of State Street Bank and Trust Company (2002-present); Vice President of State Street Bank and Trust Company (1993 to 2002).	—	—
Karen Gillogly State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 37	Treasurer	Term: Indefinite Elected: 9/03	Vice President of State Street Bank and Trust Company (1999-present); Audit Senior Manager, Ernst & Young LLP (1998-1999).	—	—
Julie A. Tedesco State Street Bank and Trust Company One Federal Street Boston, MA 02110 Age: 46	Secretary	Term: Indefinite Elected: 5/00	Vice President and Counsel of State Street Bank & Trust Company (2000-present); Counsel of First Data Investor Services Group, Inc., (1994-2000).	—	—

Transamerica Premier Funds

Directors

Gary U. Rollé

Chairman of the Board

Sandra N. Bane

Sidney E. Harris

Charles C. Reed

Carl R. Terzian

Officers

Brian C. Scott

Chief Executive Officer

John K. Carter

Vice President, Secretary & Anti-Money Laundering Officer

Kim D. Day

Vice President & Treasurer

Investment Adviser

Transamerica Investment Management, LLC

1150 South Olive Street

Los Angeles, California 90015

Distributor

AFSG Securities Corporation

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

Custodian

Investors Bank & Trust

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent

AEGON/Transamerica

Investor Services, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

TRANSAMERICA PREMIER FUNDS 2003 ANNUAL REPORT

AEGON Transamerica Investor Svcs. Inc.

P.O. BOX 9035

CLEARWATER, FLORIDA 33758-9035

This report is for the information of the shareholders of the Transamerica Premier Index Fund. Its use in connection with any offering of the Funds’ shares is authorized only if accompanied or preceded by a current Transamerica Premier Funds prospectus that contains more complete investment information, including risks and expenses. Please read the prospectus thoroughly before you invest.

Call 1-800-892-7587 for more information.

This Fund is neither insured nor guaranteed by the U.S. government.

©2001 AFSG Securities Corporation, Distributor

AFSG Securities Corporation, Distributor

1-800-89-ASK-US (1-800-892-7587)

http://transamericafunds.com

TPF 576I-0204

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)	(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 10(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Sandra N. Bane is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Directors in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Directors.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
	(in thousands)	2002	2003
(a)	Audit Fees	145	154
(b)	Audit-related Fees	2	2
(c)	Tax Fees	26	16
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy * (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is Compatible with maintaining the auditor’s Independence.	Yes	Yes

* (e) (1)	The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

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Item 5:	[Reserved].

Item 6:	[Reserved].

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8:	[Reserved].

Item 9:	Controls and Procedures.

(a)	Based on their evaluation of registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant’s principal executive officer and principal financial officer found registrant’s disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

Item 10:	Exhibits.

(a)(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Investors, Inc. on behalf of Transamerica Premier Funds (Registrant)

By:	/s/ BRIAN C. SCOTT

Chief Executive Officer
Date: March 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN C. SCOTT

Chief Executive Officer
Date: March 4, 2004

By:	/s/ KIM D. DAY

Vice President and Treasurer
Date: March 4, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10(b)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
10(b)(2)	Section 302 N-CSR Certification of Principal Executive Officer
10(b)(3)	Section 302 N-CSR Certification of Principal Financial Officer
10(b)(4)	Section 906 N-CSR Certification of Principal Executive Officer, ` Principal Financial Officer & General Counsel